                                                                   Exhibit 10.20

                             FACTORY LEASE AGREEMENT
                                 TYPE C FACTORY

THIS AGREEMENT is made the 3rd day of November 1998 BETWEEN:

I. PT BATAMINDO INVESTMENT CORPORATION, a company duly incorporated under the laws of Indonesia and having an office at Wisma Batamindo, Jalan Rasamala No. 1, Batamindo Industrial Park, Mukakuning, Batam 29433, Indonesia (hereinafter called "BIC");

      AND

II. DYNACS DIGITAL STUDIOS PTE LTD, a company duly incorporated under the laws of Singapore and having its principal place of business at No. 2, Leng Kee Road, #04-01, Thye Hong Centre, Singapore 159086 (hereinafter called the "Lessee").

WHEREAS

A. BIC is the developer of an industrial estate located at Mukakuning, Batam, Indonesia, namely Batamindo Industrial Park (hereinafter called "BIP");

B.    The Lessee desires to lease and to operate a factory in BIP.

NOW THEREFORE the parties hereto agree as follows:-

                                   ARTICLE 1
                                 LEASE PREMISES

BIC agrees to lease to the Lessee and the Lessee agrees to take a lease from BIC of factory premises at Lot 308 of BIP with a total lettable area of approximately 972 square metres subject to final survey, if any, as marked red in the plan attached hereto as Schedule 1 (hereinafter called the "Lease Premises").

                                    ARTICLE 2
                        UTILISATION OF THE LEASE PREMISES

2.1 The Lessee shall utilise the Lease Premises to operate a factory in conformity with its business permit obtained from the Coordinating Board of Capital Investment (BKPM) and for no other purposes whatsoever.

                                                                      (Initials)


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2.2   Any material alteration of the Lessee's utilisation of the Lease Premises shall require prior written approval from BIC. The Lessee shall also obtain approvals from the relevant authorities if necessary.

                                    ARTICLE 3
                     LEASE TERM & DELIVERY OF LEASE PREMISES

3.1 The lease term (hereinafter called the "Lease Term") shall be for a fixed term of three (3) years commencing from 3 November 1998 (hereinafter called the "Lease Commencement Date").

3.2 Upon the expiry of the Lease Term, this Lease Agreement shall be automatically renewed for a further term of three (3) years and shall continue to be automatically renewed for the sane term of years at the expiry of each renewed term unless either party notifies the other in writing not less than six (6) months prior to the expiration of the Lease Term or each renewed term, as the case may be, that this Lease Agreement shall not be renewed. Notwithstanding the foregoing, this Lease Agreement shall automatically terminate when BIC's tenure or right to the land of the Lease Premises is terminated or expires. In such an event, BIC shall not be liable for any loss or damage which may result.

3.3 Notwithstanding the preceding clause, the rental the Lessee is liable to pay to BIC during each renewed term shall be BIC's listed standard rentals prevailing at the date of each renewal.

3.4 Physical Possession of the Lease Premises shall be given to the Lessee on the Lease Commencement Date. Notwithstanding the foregoing, physical possession need not be given where the deposit referred to in Article 6 has not been paid to BIC in full but in such an event the Lease Term shall still commence on the Lease Commencement Date and all payments due under this Lease Agreement shall be due accordingly.

                                    ARTICLE 4
                                     RENTAL

4.1 The rental for the Lease Premises is Singapore Dollars Nine Thousand Seven Hundred and Twenty (S$9,720) per month (hereinafter called the "Rental") calculated as follows:-

                           2                  2
                 S$10 per m  per month x 972 m  lettable area

4.2 The Rental shall commence on the Lease Commencement Date and shall be paid by the Lessee to BIC within fourteen (14) days of BIC's invoice date. Each invoice sum shall be for an amount not exceeding three (3) month's Rental. Where there is a failure to pay on the due date, Article 7 shall apply.

                                                                      (Initials)


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4.3   Notwithstanding the preceding clause, no Rental shall be due for the 1st,
      2nd 23rd 24th, 35th and 36th month of the Lease Term. This clause shall not apply upon any renewal of this Lease Agreement in accordance with
      Article 3.2.

                                    ARTICLE 5
                                 SERVICE CHARGE

5.1 In addition to the Rental, the Lessee shall pay BIC a service charge of Singapore Dollar One and Cents Ten only (S$1.10) per square metre of the area of 1206 square metres per year (hereinafter called the "Service Charge") for the maintenance of the common areas more specifically set out in Schedule 2.

5.2   The Service Charge shall be reviewed and revised by BIC from time to time.

5.3 The Service Charge shall commence on the Lease Commencement Date and shall be paid by the Lessee to BIC within fourteen (14) days of BIC's invoice date. Each invoice sum shall be for an amount not exceeding three (3) month's Service Charge. Where there is a failure to pay on the due date,
      Article 7 shall apply.

                                    ARTICLE 6
                                     DEPOSIT

6.1 The Lessee shall pay BIC a cash deposit equivalent to three (3) month's Rental (hereinafter called the "Deposit") on or before the Lease Commencement Date as security against breach of any of the terms and conditions in this Lease Agreement.

6.2 Where the Lessee fails to pay the Rental or the Service Charge or any other payments required to be paid under this Lease Agreement or breaches any other terms and conditions in this Lease Agreement, BIC is entitled to use the Deposit or any part thereof for the settlement of such unpaid payments or to compensate for damages or expenses resulting from such breach without prior notification to the Lessee and without prejudice to other remedies available to BIC.

6.3 Where the Deposit or any part thereof is utilised by BIC in accordance with Article 6.2,the Lessee shall immediately pay to BIC in cash a sufficient amount to compensate for the Deposit or part thereof which have been utilised by BIC as aforesaid. Such compensation shall be paid within seven (7) days of BIC's written demand failing which Article 7 shall apply.

6.4 Where the Rental has been increased in accordance with this Lease Agreement, the Lessee shall pay the amount of such increase within thirty
      (30) days of BIC's written demand so that the Deposit shall at all times be equal to three (3) month's Rental. Where there is a failure to pay on the due date, Article 7 shall apply.

6.5 The Lessee is not entitled to request that the Deposit be used to pay for or discharge any of its obligations under this Lease Agreement.

                                                                      (Initials)


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6.6   The Lessee is not entitled to transfer, assign or create any security over its interest in the Deposit or any part thereof to any third party.

6.7 Subject to other provisions in this Lease Agreement, the Deposit shall be repaid to the Lessee without interest within thirty (30) days of the termination or expiration of this Lease Agreement PROVIDED THAT the Lessee has surrendered the Lease Premises in the condition it is obliged to surrender the said premises and there being no existing breach of the terms and conditions of this Lease Agreement.

                                    ARTICLE 7
                               LATE OR NON-PAYMENT

7.1 Where the Lessee fails to pay on the due date the Rental, Service Charge, any shortfall in the Deposit the Lessee is obliged to make good or any other payments required under this Lease Agreement, or any part of the foregoing, the Lessee is obliged to pay interest on the overdue sum at ten
      (10) per cent per annum from the due date until payment is received by BIC.

7.2 Without prejudice to the preceding clause, where such payments or part thereof remain outstanding, BIC is entitled to terminate this Lease Agreement under Article 8.2.1.

7.3 Without prejudice to the foregoing clauses, Where such payments or part thereof remain outstanding for more than thirty (30) days BIC may terminate all supply of electricity and water to and the use of telephone and facsimile facilities by the Lease Premises without being liable for any losses or damages resulting therefrom.

                                    ARTICLE 8
                                   TERMINATION

8.1 The Lessee is entitled to terminate this Lease Agreement prior to the expiry of the Lease Term by giving not less than six (6) months written notice of its intention to BIC. For such termination, the Lessee is not entitled to the refund of the Deposit or any Rental or Service Charge or other payments paid in advance or already made to BIC.

8.2 BIC is entitled to terminate this Lease Agreement immediately by written notice in the following cases:-

      8.2.1 Where the Rental, Service Charge, Deposit or any shortfall thereof, or any other payments required under this Lease Agreement, or any part of the foregoing remains unpaid by the Lessee for thirty (30) days after its due date;

      8.2.2 Where the Lessee breaches any other terms and conditions of this Lease Agreement and the Lessee fails to rectify such breach within thirty (30) days after BIC's written notice to the Lessee to so rectify';

                                                                      (Initials)


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      8.2.3   Where the Lessee breaches Article 12 (w);

      8.2.4 Where the Lessee is in breach of any prevailing laws or regulations including but not limited to the regulations of the Batam Industrial Development Authority;

      8.2.5 Where the Lessee's activities are suspended or prohibited by the authorities or its licences or permits are suspended or revoked; or

      8.2.6 Where any insolvency or bankruptcy proceedings whether within or outside any court are commenced by or against the Lessee.

8.3 Where BIC terminates under Article 8.2, the Lessee is not entitled to the refund of the Deposit or any Rental or Service Charge or other payments paid in advance or already made to BIC.

8.4 For termination under this Article or any other Article in this Lease Agreement:-

      8.4.1 there is no necessity to comply with the provisions of Article 1266 Indonesian Civil Code requiring reference to a judicial body for such termination, which provisions the parties waive;

      8.4.2 such termination is without prejudice to the accrued rights of either party or to their rights in respect of any antecedent breach;

      8.4.3 such termination is without prejudice to other remedies available to the parties under this Lease Agreement or otherwise.

                                    ARTICLE 9
                           SURRENDER OF LEASE PREMISES

9.1 At the expiration of the Lease Term or any renewed term or the termination of this Lease Agreement, the Lessee shall immediately surrender the Lease Premises to BIC in the condition BIC delivered possession of the Lease Premises to the Lessee, normal wear and tear excepted.

9.2 Where the Lessee fails to surrender the Lease Premises on the expiration of the Lease Term or the termination of this Lease Agreement, the Lessee shall pay BIC double the Rental for the period the Lessee continues to occupy the Lease Premises after such expiration or termination. Nothing in this clause shall prejudice BIC's rights at law including, without limitation, rights to evict the Lessee.

                                                                      (Initials)


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                                   ARTICLE 10
                    MAINTENANCE AND REPAIR OF LEASE PREMISES

10.1 The Lessee shall maintain the Lease Premises and repair all the damage sustained by the Lease Premises except for fair wear and tear, keep the Lease Premises including lavatories tidy and clean and keep its own environmental security at its own cost and responsibility.

10.2 BIC is entitled to access and to inspect the Lease Premises at all reasonable times to ascertain whether the Lessee has utilized and maintained the Lease Premises in accordance with this Lease Agreement.

                                   ARTICLE 11
                                    INSURANCE

11.1 BIC shall insure the buildings of the Lease Premises including its annexes against loss risk or damage caused by fire or other cause on BIC's account during the Lease Term or any renewed term under this Lease Agreement.

11.2 The Lessee is obliged to insure its property located in the Lease Premises against loss risk or damage caused by fire or other cause and insure its employees and/or staff against accident for whatsoever reason. The Lessee hereby holds BIC harmless from any consequences arising out of such events.

                                   ARTICLE 12
                            LESSEE'S OTHER COVENANTS

The Lessee hereby agrees as follows:-

(a) to use the Lease Premises in compliance with the utilization of BIP as decided by the authorities;

(b)   to obtain all necessary licenses to operate in BIP;

(c) to pay all taxes and other charges (except building and property taxes) related to its operation and the possession of the Lease Premises;

(d) not to use any flammable building materials for internal partitioning or to store any dangerous, flammable or obnoxious substances within or without the Lease Premises;

(e) not to modify any existing electrical wirings or modify or replace any existing fire alarm fixtures and fittings or affix or install any further or additional electrical and fire alarm wiring extensions in or about the Lease Premises without the written consent of BIC which consent shall not be unreasonably withheld Provided Further That all such work shall be carried out by a licensed electrical contractor or competent person as approved by BIC to be employed and paid by Lessee who shall

                                                                      (Initials)


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      ensure as part of the work that the existing circuits and equipment are not overloaded or imbalanced. Prior to any electrical and fire alarm installation or modification work, Lessee will be required to submit the necessary plans;

(f) to permit BIC or its agents with or without workmen or others at all reasonable times and by prior appointment to enter the Lease Premises to take inventories of BIC's fixtures and fittings therein or to view the condition thereof and examine the state of repair of the Lease Premises and thereupon BIC may give the Lessee notice in writing specifying any work or repairs necessary to be done which are the responsibility of the Lessee under the terms of this Lease Agreement and shall require the Lessee forthwith to execute the same and the Lessee shall pay BIC's reasonable costs of survey attending the preparation of the notice and if the Lessee shall not within fourteen (14) days after the service of such notice proceed diligently and in workmanlike manner with the execution of such work or repairs then to permit BIC (who shall not be under any obligation so to do) to enter upon the Lease Premises and execute such work or repairs and the cost thereof shall be a debt due from the Lessee to BIC and be forthwith recoverable Provided Always that BIC shall not be liable to the Lessee for any loss damage or inconvenience caused by such work or repairs, unless caused by any neglect, default or omission of BIC, its servants or agents;

(g) to make good and sufficient provision for the safe and efficient disposal of all waste and pollutants generated at the Lease Premises to the requirements and satisfaction of BIC and/or relevant government authorities (including but not limited to compliance with the Class 2 Standard for Effluent Discharge as required under BIDA's directive 027/KPTS-REN/11/1993) PROVIDED THAT in the event of any default by the Lessee under this covenant BIC may carry out such remedial measures as it thinks necessary and all costs and expenses incurred thereby shall forthwith be recoverable from the Lessee as a debt;

(h) not to do or suffer to be done on or in the Lease Premises anything whereby the insurances of the same or of the BIP or any part thereof may be rendered void or voidable or whereby the premium thereon may be increased and to repay to BIC on demand all sums paid by BIC by way of increased premium and all expenses incurred by BIC in connection with insurance rendered necessary by a breach or non-observance of this covenant without prejudice to any other rights and remedies available to BIC;

(i) not to do or permit or suffer to be done anything in or upon the Lease Premises or any part of the BIP which in the opinion of BIC is a nuisance or cause annoyance to or in any way interfere with the business or the quiet or comfort of the other occupants of the BIP Provided That BIC shall not be responsible to the Lessee for any loss, damage or inconvenience as a result of nuisance, annoyance or any interference whatsoever caused by the other occupants of the BIP;

(j)   not to use the Lease Premises for any illegal or immoral purpose;

                                                                      (Initials)


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(k)   not to install any machinery or fixtures in the Lease Premises without having sought the advice of its professional advisors and to submit a layout plan of the Lessee's machinery for the approval of BIC and/or relevant authorities prior to the actual fixing of the machinery Provided That the Lessee shall be fully responsible for any installation of machinery or fixtures and shall indemnify BIC from any losses arising therefrom;

(I) not to assign sublet or part with or share the possession of the Lease Premises or any part thereof; without the consent of BIC, which consent shall not be unreasonably withheld;

(in) at the termination of the Lease Term to yield up the Lease Premises and all BIC's fixtures fittings fastenings and other things thereto anywhere belonging or appertaining in such good and substantial repair, fair wear and tear excepted as shall be in accordance with the covenants of the Lessee hereinbefore contained and with all locks and keys complete;

(n) not to install and/or use any electrical installations, machines or apparatus that may cause or causes heavy power surge, high frequency voltage and current, air borne noise, vibration or any electrical or mechanical interference or disturbance whatsoever which may prevent or prevents in any way the service or use of any communication system or affects the operation of other equipment, installations, machinery, apparatus or plants of other lessees and in connection therewith, to allow BIC or any authorised persons to inspect at all reasonable times, such installation, machine or apparatus in the Lease Premises to determine the source of the interference or disturbance and thereupon, to take suitable measures, at the Lessee's own expense, to eliminate or reduce such interference or disturbance to BIC's satisfaction, if it is found by BIC or such authorised person that the Lessee's electrical installation, machine or apparatus is causing or contributing to the said interference or disturbance;

(o) to indemnify BIC against any claims, proceedings, action, losses, penalties, damages, expenses, costs, demands which may arise in connection with Article (n) above;

(p) not to hold BIC responsible for any costs, loss of profits, or any consequential losses;

(q)   to comply with any prevailing laws and regulations in Indonesia;

(r) to comply with the BIP Estate Regulations including any amendments thereto;

(s) not to modify or alter the Lease Premises without submitting to BIC the revised layout and building plans of the Lease Premises for prior written approval by BIC. Any alteration or addition to the Lease Premises after approval by BIC should be done by contractors, approved by BIC and all the expenses are for the account of the Lessee. The Lessee shall hold BIC harmless from any claims, liabilities or losses arising therefrom. Any improvement, addition, partition, or other improvements to the Lease Premises shall be removed at the expiration of Lease Term or termination of this Lease Agreement unless otherwise requested by BIC and agreed to by the Lessee;

                                                                      (Initials)


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

(t) to pay all expenses and deposits for and in respect of the consumption of electricity, water and the use of telephone and facsimile facilities, including without limitation to the foregoing any connection expense recovery, to BIC where BIC is the body supplying the same;

(u) where no time is stated in this Lease Agreement for any payments, the Lease shall pay BIC such payments within the time stipulated in BIC's invoice for the same, such time not to be less than fourteen (14) days from the date of BIC's invoice;

(v) not to hold BIC liable for any losses or damages (including without limitation to the foregoing any loss of profit or any consequential losses) arising from any interruption, cessation, shortfall or variation in electrical power, water supply and telephone and facsimile facilities.

(w) not to permit or suffer any change in the ownership or the shareholding (whether legal or beneficial) of the Lessee or the transfer of any part of its issued captial without the prior written consent of BIC.

All consequences arising from the non compliance of the abovementioned shall be fully borne by the Lessee and the Lessee hereby indemnfies and holds
BIC harmless.

Without prejudice to BIC's other rights, in the event that the Lessee shall fail to remedy any breach of the above obligations for a period of seven (7) days after BIC's written notification of such breach, BIC, its employees, agents or contractors shall be entitled (though not obliged) to enter upon the Lease Premises and to take whatever remedial measures it or they deem fit without the need to resort to judicial or arbitral proceedings and, in order to effect such remedial measures, the Lessee hereby grants BIC an irrevocable power of attorney with the right of substitution to enter upon the Lease Premises and to effect such remedial measures with or without the assistance of the competent authorities, at the expense of the Lessee and at no responsibility nor liability on the part of BIC from the consequences which may arise therefrom.

                                   ARTICLE 13
                          OTHER AGREEMENTS & ASSIGNMENT

13.1 This Lease Agreement and the rights and obligations herein shall be assigned in writing to the Indonesian company which the Lessee incorporates to operate the factory in the Lease Premises forthwith upon the Indonesian company's Deed of Establishment being approved by the Ministry of Justice of Indonesia. The form of the written assignment shall be prescribed by BIC.

                                                                      (Initials)


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                                   ARTICLE 14
                                  FORCE MAJEURE

Neither party shall be liable for any delay or default in the performance of its obligations under this Lease Agreement caused by circumstances beyond the control and without the fault or negligence of such party, including but not restricted to acts of God, act of the public enemy, perils of navigation, fire, hostilities, war (declared or undeclared), blockade, labour disturbances, strikes, riots, insurrections, civil commotion, earthquakes, accidents or other cause(s) beyond the party's control. In any of the events mentioned above, the parties shall, for the duration of such event, be relieved of any such obligation under this Lease Agreement as is affected by said event.

PROVIDED THAT where the duration is more than thirty (30) days the party entitled to the benefit of the obligation to be performed is entitled to immediately terminate this Lease Agreement by notice in writing to the other party.

AND PROVIDED THAT the provisions of this Lease Agreement shall remain in force with regard to all other obligations under this Lease Agreement which are not affected by such event.

AND PROVIDED FURTHER THAT all parties shall resume their full obligations under this Lease Agreement upon the cessation of such event.

                                   ARTICLE 15
                                  MISCELLANEOUS

15.1 This Lease Agreement shall remain binding on the heirs and/or successors in title and/or assignees of the parties hereto.

15.2 Unless otherwise provided in this Lease Agreement, this Lease Agreement sets forth the entire understanding and agreement between the parties with respect to the subject matter hereof and supersedes and cancels any and all prior or contemporaneous oral or written agreements or representations, if any, between the parties.

15.3 This Lease Agreement may only be amended by a document in writing signed by each of the parties hereto.

15.4 No waiver of any provision of this Lease Agreement nor consent to any departure thereform by any of the parties hereto shall be effective unless the same shall be in writing and then such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given. No default or delay on the part of any of the parties hereto in exercising any rights, powers or privileges hereunder shall operate as a waiver thereof or of any other right hereunder; nor shall a single or partial exercise or the exercise of any other rights, power or privilege.

15.5 Clause headings are inserted for convenience of reference only and shall be ignored in the construction or interpretation of this Lease Agreement.

                                                                      (Initials)


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

15.6 Any notice or request required or permitted to be given or made under this Lease Agreement shall be in writing and such notice or request shall be deemed to have been duly given or made when it is delivered by hand, mail, courier, telex or facsimile to the party to which it is required or permitted to be given or made at such party's address as specified below or at such address as such party shall have designated by notice in writing to the other party giving such notice or making such request.

      BIC      :    Wisma Batamindo, J1. Rasamala No.1
                    Mukakuning, Batam 29433
                    Indonesia

      Lessee   :    Lot 308, Jalan Angsana
                    Batamindo Industrial Park
                    Mukakuning, Batam, Indonesia

                                   ARTICLE 16
                      GOVERNING LAW AND DISPUTE SETTLEMENT

16.1 This Lease Agreement shall be governed by and construed in accordance with the laws of the Republic of Indonesia.

16.2 This Lease Agreement and any right or obligation granted or to be performed herein is subject:-

      (a) to the prevailing laws and regulations including but not limited to the regulations of the Batam Industrial Development Authority; and

      (b) rules and regulations formulated by BIC from time to time in relation to the operation of BIP of which have been approved by Batam Industrial Development Authority (hereinafter called the "Industrial Estate Regulations") and the Lessee shall observe such regulations.

16.3 In the event that any Article or part of an Article in this Lease Agreement shall, for any reason, be determined by a court or arbitral tribunal to be invalid or unenforceable then:-

      (a) the remaining Articles or part Article shall not be affected, impaired or. invalidated, shall remain in full force and, effect and shall continue to be binding upon the parties; and

      (b) so far as possible, the said Article or part Article shall be deemed to be modified to the last degree possible so as to comply with the applicable law or regulation and be valid and enforceable.

                                                                      (Initials)


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16.4  Any dispute arising from this Lease Agreement shall be settled amicably.
      Failing such amicable settlement, the parties shall refer the case to the District Court of South Jakarta in Jakarta.

16.5 For the purpose of Article 16.4 above, both parties elect the fixed legal domicile at the Registrar office of the District Court of South Jakarta in Jakarta (Panitera Pengadilan Negeri Jakarta Selatan di Jakarta).


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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective authorised representatives the date and year first above written.


Signed for and on behalf of    )
P.T. BATAMINDO INVESTMENT      )              /s/ Goh Song How
CORPORATION                    )           -------------------------------------
                                           Name        : GOH SONG HOW
                                           Designation : Vice President Director

                                           AND


                                             /s/ Kuky Permana
                                           -------------------------------------
                                           Name        : KUKY PERMANA
                                           Designation : Director


Signed for and on behalf of     )
DYNACS DIGITAL                  )
STUDIOS PTE LTD                 )            /s/  Venugopal Ramesh
in the presence of:             )          -------------------------------------
                                           Name         : VENUGOPAL RAMESH
                                           Designation  : Managing Director


/s/ Ng Soi Hong
-----------------------------
Name: NG SOI HONG
Designation: FINANCE MANAGER


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                                   SCHEDULE 1
                                 LEASE PREMISES
                                 PAGE ONE OF TWO

                                [GRAPHIC OMITTED]

                                                                      (Initials)

                                   SCHEDULE 1
                                 LEASE PREMISES
                                 PAGE TWO OF TWO

                                [GRAPHIC OMITTED]

                                                                      (Initials)

                                   SCHEDULE 2
                                 SERVICE CHARGE

Service Charges are levied for the maintenance of common properties and the infrastructure of the industrial park such as driveway, drain, street lighting and the turfed areas. However, the Lessee is to maintain and upkeep the Premises in accordance with this Agreement. Disposal of refuse and industrial waste shall not be included in the maintenance services to be rendered

                                                                      (Initials)

                                                                        --------
                                                                        ORIGINAL
                                                                        --------

TO: JAVIER BENAVENTE
VALUE IN S$
11 PAGES ONLY.
FROM: V RAMESH

              ---------------------------------------------------

                                      FIRE
                                   INSURANCE
                          POLICY NR. 02-19-20000868/00

              ---------------------------------------------------

                        -------------------------------

                            PT. ASURANSI WAHANA TATA
                                  BATAM BRANCH

                        -------------------------------

                    KANTOR PUSAT:GEDUNG ASURANSI WAHANA TATA
               JI. H.R. Rasona Said Key, 0 - 4 Jakarta 12920
                                  [ILLEGIBLE]
               TLX. 62304 WATANO IA FAX (021)-5203149, INLEGIBLE,

--------------------------------------------------------------------------------

                        INDONESIAN STANDARD FIRE POLICY

      IN CONSIDERATION of the payment of the premium and on the basis of written declarations given by the Insured which constitute an inseparable part of this policy the undersigned insures property and/or interests specified below against loss caused by perils described herein subject to the conditions and stipulations printed on, attached to or written in this policy.

                                  THE SCHEDULE

--------------------------------------------------------------------------------

Policy No.               :    02-19-20000(ILLEGIBLE)/00
                              (new)*

Named of the Insured     :    Pt. Dynacs Digital Studios
                              JL Angsana Lot 308 Batamindo Industrial
                              Park

Address                  :    MUKA Kuning-Batam

--------------------------------------------------------------------------------

Insurance Period         :    12   ( --- Twelve --- ) months,

Commencing               :    29th May 1999 until 29th May 2000 12 O'clock noon
                              local time at the location of the insured object.

--------------------------------------------------------------------------------

Lighting                 :    electric                    Fire Premium          :   SGD     578.00

Construction Class       :    1st class                   Additional Premium    :   SGD     633.40

Type of Risk/Occupancy   :    Laboratories Photographic   Additional Premium    :

Code No.                 :    2924                        Additional Premium    :

Premium Rate             :    0.580000 % 0 (per mil)p.o   ..................    :

                                                          Policy Expenses       :   SGD       2.86
                                                                                ------------------

                                                                                :   SGD   1,213.11

Additional Coverage      :    Riot, Strike & Malicious
                              Damage                      Sales Tax             :

Code No.                 :    4.1A                        Stamp Duty            :   SGD       2.44
                                                                                ------------------

Premium Rates            :    0.615000 % 0 (per mile)p.o  Total                 :   SGD   1,210.55
                                                                                ==================

(IN WORDS   :            One thousand two hundred thirteen Dollars and Fifty-five cent.
                         ..............................................................)

--------------------------------------------------------------------------------
                              --    Theft during fire exclusion clause; -
                                    Electrical short circuit clause (compulsory)
Attachment/Additional clauses --    Reinstatement additional premium
                                    clause-compulsory; - Addendum PSKI.
                              --    Payment of premium warranty; - Electronics
                                    Data Recognition Exclusion.
--------------------------------------------------------------------------------

No.:                Specification of insured items  :            Sum Insured:

      A. On  Building  Laboratories  Photographic (as per
         attached  list)1st  Class  construction located
         at Jaian Angsana Lot 308. Batamindo Industrial
         Park, Muka Kuning Batam 29433.-                    SGD       179,000.00

      B. On Furnitures (as per attached list)               SGD        80,000.00

      C. On Office Equipments (as per attached list)        SGD         7,000.00

      D. On Machineries (as per attached list)              SGD       754,000.00

      Items B, C & D which are inside in the above building,
                                                            --------------------
                                                  Total =   SGD     1,030,000.00
                                                            ====================
--------------------------------------------------------------------------------
      Attached

      -  Endorsement Code: 4.1A              Date: Batam, 1st May 1999
                                                   -----------------------------

                                                     Signature of the Insured

                                                      PT. ASURANSI WAHANA TATA

                                                      /s/ [ILLEGIBLE]

--------------------------------------------------------------------------------

                                 PERILS INSURED

This Policy covers loss of or damage to the insured property and/or interests caused by:

1. FIRE,

      Including fire as a consequence of self-combustion, negligence, wrongdoings or crime committed by own servant, neighbour enemy, robber, and others whomsoever, or other unknown causes of fire; including:

      the consequences of fire to other nearby objects, such as loss of or damage to insured property and/or interests, caused by water or other instruments used to fight or extinguish the fire, also loss or damage as a consequence of destruction ordered by lawful authorities to prevent further spreading of the fire.

2. LIGHTING,

3. EXPLOSION,

      (1) The Policy covers losses due to explosion of all kinds except those by nuclear energy.

      (2) Explosion is any sudden release of energy resulting from the expansion of gases or vapours. The bursting of a container (boiler, pipe, etc.) is only regarded as an explosion if the walls of the container are torn open to such an extent that a sudden equalization of the pressures inside and outside takes place. If an explosion occurs inside a container due to chemical reaction, any damage to the container is indemnifiable even if the walls of the container are not torn open. Losses caused by low pressure are not covered by the policy.

      (3) Losses to combustion engines resulting from the explosion taking place within the combustion chambers or to switching members in electrical switches by the gas pressure arising within them are excluded from the cover.

4. IMPACT OF FALLING AIRCRAFT

      Loss by aircraft shall include direct loss resulting from actual physical contact of an aircraft with property covered hereunder or with the building containing the property covered hereunder, and direct loss by objects falling therefrom.

                               PERILS NOT INSURED

This Insurance does not cover loss of or damage to the insured property and/or interests caused by:

1. Fire or Explosion resulting from its own inherent vice, process of decay, or the condition and nature of the goods.

2. War, invasion, act of foreign enemy, hostilities or warlike operations (whether war be declared or not), civil war, mutiny, civil commotion assuming the proportions of or amounting to a popular rising, insurrection, rebellion, revolution, military or usurped power, or any act of any person acting on behalf of or in connection with any organization with activities directed towards the overthrow by force of the government de jure or de facto or to the influencing of it by terrorism or violence; including any consequences thereof that occur either directly or indirectly.

      In any action suit or other proceedings, where the Company alleges that by reason of the provisions of the Condition any loss or damages is not covered by this Insurance, the burden of that such loss is covered shall be upon the Insured.

3. Riot, strike, malicious actions, impact by vehicle, smoke, earthquake, volcanic erruption, flood, inundation, windstorm, tempest, water damage, removal of debris, loss of profit as a consequence of fire; except where specifically insured.

4. Nuclear reactions, nuclear radiation or pollution by radio activity, regardless of whether such processes occur inside or outside the premises.

Unless otherwise expressly stated in this Policy, this Insurance does not cover:

-     goods held in trust or on commission

-     bullion or unset precious stones

-     any curiosity or work of art for an amount exceeding Rp. 500,000

-     manuscripts, plans, drawings or designs, patterns, models or moulds

- securities, obligation or documents of any kinds, stamps, coined or paper money, cheques, books of accounts or other business books, and computer systems records

                               POLICY CONDITIONS

I.    PAYMENT OF PREMIUMS

      1. Notwithstanding the provisions of Article INLEGIBLE of the Commercial Code (Kitab INLEGIBLE) the Insuance and any renewal thereof shall come into force on the commencing date stipulated in the Schedule of any anniversary thereof provided the Premium is paid within fourteen (14) days of such date.

      2. If the Premium is not paid within fourteen (14) days of the date of commencement of renewal of this Policy the coverage will be suspended and the Insured shall lose all rights to any indemnity as from the date of commencement or renewal as stated in this Policy and or attachment thereto.

            The (INLEGIBLE) shall be reinstated twenty four (24) hours after the payment of the Premium and the Insured shall not be entitled to any refund of Premium or any extension of the period of coverage in consequence of the period of such suspension. The Insurer is not obliged to give any notice of suspension of cover under the terms of this Condition.

II.   OTHER INSURANCE

      1. Prior to the Attachment of this Insurance the Insured shall give notice to the Insurer of any Insurance or Insurances already effected on the property and/or interests.

      2. If subsequent to the attachment of this insurance other insurance is effected on the same property and/or interests the Insured is obliged to make this disclosure thereof to the insurer.

III.  ALTERATION TO RISK

      1. If changes or alterations are made to the insured buildings or to the premiums where the insured goods are stored, or if part of the premises of the entire premises are used for other purposes, or if other goods are stored at the premises which increases the risk of fire or explosion and the Insured knows or should have known about this, then the Insured is obliged to immediately notify the insurer.

      2. Upon the receipt of such notification the Insurer shall have the right to determine whether or not the Policy may be continued on the basis of the existing Premium or whether a higher Premium should be charged or whether the Policy should be terminated. In the event of such termination the insured shall be entitled to receive a refund of Premium for the unexpired period of insurance.

IV.   REMOVALS AND CHANGE OF OWNERSHIP

      1. This insurance shall (INLEGIBLE) to attach to any items which have been removed to premises other than those mentioned in the Policy unless the Insurer has agreed to such removal by written endorsement in the Policy.

      2. Notwithstanding the provisions of Article 202 of the Commercial Code (Kitab Undang-Undang Hukum (INLEGIBLE) when there is a change of ownership of the insured property and/or interests, whether on the basis of agreement or due to the death of the Insured, this Insurance shall automatically become void ten (10) days after such change of ownership unless the Insured has agreed in writing to continue the insurance.

V.    OBLIGATIONS OF THE INSURED IN THE EVENT OF LOSS OR DAMAGE.

      1. The insured, upon knowledge or when it could be regarded that he should have known about the occurence of loss of damage to property or interest insured by this Policy must

            (a)   immediately inform the Insurer

            (b) within seven (7) days give a written report containing all known facts concerning the loss of damage including information as to the cause or causes of the damage or loss to the best of his knowledge or assumption. Such report should contain as (INLEGIBLE) an account as may be reasonably practicable of all the several articles or items of property lost, damaged or destroyed as well as an account of all insured property which is not affected by such loss or damage.

      2.    At the time of the loss of damage the Insured is obliged:

            (a) to the best of his ability, safeguard the insured property and authorities other people to assist and safeguard the property.

            (b) to provide full support to the insurer or his representatives or any other party appointed by the Insurer to conduct an investigation of the loss or damage.

            (c)   to safeguard all salvageable property.

            All rights to indemnification under this Policy shall be forfeited if the Insured fails to comply with the above requirements.

VI.   LOSS REPORTING

      When filing a claim under this Policy the Insured must:

      (a) submit the Policy together with an official report of the incident from the (INLEGIBLE) the local police and/or other competent authority.

      (b) deliver a detailed report explaining as completely as possible the circumstances that according to his knowledge have caused the loss or damage.

      (c) supply any other information and evidence as requested by the Insurer.

VII.  INDEMNITY

      1. In the event of loss or damage to the insured property and/or interests the maximum liability of the Insurer shall be limited to the (INLEGIBLE) insured specified in the Schedule.

      2. The basis of the calculation of the Indemnity shall be a comparison of the value prior to the loss or damage and the value of any (INLEGIBLE) immediately after the loss.

VIII. LOSS OF OR DAMAGE TO MOVABLE ITEMS

      In the event of loss or damage to movable items, the Insured is obliged within fourteen (14) days to:

      1.    (a)-  For Furniture and/or Household Goods; property and submit
                  (INLEGIBLE) containing the type of each item and estimated values immediately prior to the loss or damage as well as a list containing the salvage values of the items.

            (b)-  For Raw Materials and Merchandise:
                  prepare and submit a list containing estimated values of each and every item immediately prior to the loss or damage as well as a list containing the INLEGIBLE values.

            (c)- submit books and relevant documents as may be requested by the Insurer or if not available, invoices, notes, or any document that can be used as part of the loss or damage.

      2.    (a)-  If the insured object is described by the general items of
                  "furniture and household goods, machinery", or "goods, wares and merchandise", such furniture and household goods, machinery or goods, wares and merchandise which are at the time of the fire of the place mentioned in the Policy will be covered by the Insurance, whether they were there at the "time the Insurances was affected or not.

            (b)- If the kind of each of the insured items is specified, the previous paragraph will only be valid when those items are present at the premises at the moment of the loss or damages.

            (c)- The preceding provisions shall not apply to objects which owing in their description in the Policy or the valuation in the Policy are to be considered as irreplaceable.

IX.   INDEMNIFICATION OF MULTIPLE INSURANCE - CONTRIBUTION

      1.    Notwithstanding anything to the contrary in the provisions of
            Article 277 page 1 of the Commercial Code (INLEGIBLE) in the event of loss of or damage to property or interest insured by this Policy where such property or interest to be insured by any other Policy or Polices and the total Sum Insured under all (INLEGIBLE) exceeds the actual value of the property of (INLEGIBLE) the Sum Insured under this Policy will be reduced in proportion to the total Sum Insured against the actual value of the property or interest of the Insured shall not be entitled to a reduction or refund of premium.

      2. Nothwithstanding anything to the contrary contained in paragraph 1 above the provisions of Article 377 of the Commercial Code (INLEGIBLE) shall apply in the event that any or all of the other insurances precede the effective date of this Policy and do not contain a similar contribution (INLEGIBLE.

      3. In the event of loss or damage the Insured is obliged at the request of the Insurer to submit a written declaration of any other insurance covering the same property or insured.

X.    UNDER INSURANCE

      If the property or interest here by insured shall, at the time of loss or damage be collectively of greater value than the Sum Insured there on then the Insured shall be considered as being his own insurer for the difference and shall bear a rateable proportion of the loss accordingly. Every item, if more than one, of the Policy shall be separately subject to this condition.

XI.   FRAUDULENT REPORTS

      If the Insured deliberately increases the amount of loss allegedly suffered or includes items that did not exist at the time of loss or damage or (INLEGIBLE) items or part of the salvable items and reports that those items had been destroyed, or uses false documents/evidence or makes fraudulent statements to support his claim for the loss suffered or by serious mistake or negligence beyond reason burns/explodes/destroys or give orders to burn/explode or destroy or causes fire/explosion/destruction, he shall lose the right for indemnification.

VII.  ASSESSMENT OF ESTIMATED VALUE IN THE EVENT OF A CLAIM

      1. The estimated value shall be based on the real value of the property without adding any profit.

      2. In the assessment of the value of buildings no account shall be taken of their location or occupation.

      3. Unless specifically mentioned, foundations and underground construction shall not be included in the value assessment.

      4. The amount of loss as mentioned above shall be estimated on the basis of assessment made by one or more assessors approved by both parties, and result of the assessment shall be binding on both parties, unless one of the parties can prove that the assessment is based on false information or wrong calculation in which case the Insurer or the Insured is entitled to request an investigation.

      5. Goods, materials and merchandise will be assessed on the basis of their cost price immediately prior to the occupation of the loss or damage.

XIII. REIMBURSEMENTS

      a. In the case of loss, service fees and honoraria for the assessors and other experts who are appointed on the basis of agreement between the Insurer and the Insured, will be paid by the Insurer.

      b. Reasonable expenses incurred to prevent or reduce losses (whether successful or not) disbursed by the Insured in accordance with Condition V paragraph 2 and Condition V paragraph 2 and Condition XIV paragraph 2, shall be reimbursed by the Insured.

XIV.  SALVAGE

      In the event of loss or damage:

      1.    the salavage, if any, is the responsibility of the Insured

      2. The Insurer is entitled to request the Insured to store all or part of the salvage.

      3. It is stipulated that any action on the part of the Insurer including a request to store the salvage as mentioned above, can by no means be considered as an acknowledgement of any responsibility whatsoever.

XV.   INDEMNIFICATION

      The Insurer is obligated to pay in full the indemnity within six (6) weeks after an agreement on the amount of the indemnity has been reached.

XVI.  SUBROGATION

      1. In accordance with Article 284 of the Commercial Code ( INLEGIBLE), upon payment of indemnity on the property and/or interests insured by this Policy, the Insurer will replace the Insured as regards any rights that he has against a third party concerning the loss.

      Subrogation as mentioned in the above paragraph will be automatically valid without any letter of authorization from the Insured.

      2. The Insured remains responsible for any action that could possibly affect the rights of the Insurer against a third party.

XVII. REINSTATEMENT OF THE SUM INSURED

      Upon payment of indemnity in the event of loss of or damage to the insured property and/or interests, the amount of the indemnity will be deducted from the Sum Insured.

      After restoration of the damage the Insured can request reinstatement of the Said Insured by paying additional premiums.

XVIII. FORFEITURE OF RIGHT TO INDEMNIFICATION

      The right of the Insured or indemnification for loss or damage will be automatically forfeited if no claim has been submitted within twelve (12) months of the occurrence of loss or damage.

XIX.  TERMINATION OF THE INSURANCE

      1. Both the Insurer and the Insured are entitled to terminate this insurance at any time without giving reason therefor. Such termination shall be affected by registered letter. The insurer is relieved from all liability under this Policy twenty four (24) hours after the date of dispatch of the registered letter.

      2. When the Insurer terminates the insurance, he is obliged to return (INLEGIBLE) premium for the unexpired period of Insurance. If it is the Insured who terminates the insurance, premium will be calculated on the short term rate laid down in the current Fire Insurance Tariff of Indonesia for the completed period of Insurance.

XX.   RETURN PREMIUM

      The Insured shall have no right to any return of Premium except as described in Conditions III, IV and XIX.

XXI.  DISPUTES

      1. Any condition or provision contained in this Policy notwithstanding, it is understood and agreed that all disputes resulting from the performance and/or interpretation of this agreement of insurance are to be submitted to three Arbitrators whose award shall be final and binding.

      2. The party desiring to submit a case to arbitration must give the other party notice of his intention in writing. The three Arbitrators shall be appointed by both parties by mutual agreement.

            If within four weeks from the date of such written notice the parties are unable to agree on the selection of the Arbitrators, the most ready party may request the Chairman or in his absence the acting Chairman of the Association of Insurance Companies in Indonesia to nominate the Authority which is to appoint the Arbitrators.

      3. The Arbitrators are bound to pronounce on the issues before them in a just and equitable manner.

      4.    The Arbitrators shall determine the Rules of the Arbitral
            Proceedings.

      5. In their final Award the Arbitrators shall (INLEGIBLE) by which party or parties the costs of the Arbitral Proceedings including the disbursements and the fees of the Arbitrators and the fees and disbursements of the lawyers representing the parties, shall be wholly or partially borne.

      6. The Arbitrators shall take the necessary measures in order that the original of the Award shall be filed at the Local Court of (INLEGIBLE) jurisdiction, in which city the Award(s) shall be made.

      7. The powers to be granted of the Arbitrators shall continue until after the filing referred to is the above-mentioned stipulation 6.

XXII. CONCLUSION

      Matters which may not be sufficiently provided for in this Policy shall be subject to the provisions of the Commercial Code (Kitab Undang - Undang Mukum Dagang).

The Endorsement is attached to and forms an integral part of:

Policy Number     : 02-19-20000868/00

Insured's Name    : PT. DYNACS DIGITAL STUDIOS

It is hereby agreed and declared that:

a) Notwithstanding anything contained in Chapter 11-EXCEPTIONS. Item 1.3.1. of this Policy to the (IN LEGIBLE) and subject to payment of additional premium, the insurer agrees to extend this insurance as provided in this
      Endorsement:

b) Notwithstanding anything which may be defined in any laws or regulations to the contrary, for the purpose of this Endorsement, all terminology printed in italics shall be deemed to mean as defined in CHAPTER III - DEFINITIONS of the Policy.

1.    EXTENSIONS

      This insurance is extended to cover:

      - Physical damage to the property and/or interest insured directly caused by one or more of the following perils:

            1.1.  Riots

            1.2   Strikes

            1.3.  Locked-out Workers

            1.4   Malicious Acts

            1.5   Preventive Acts

      -     Physical loss of the property and/or interest insured directly caused by:

            1.6   Looting occurring during RIOTS

      Provided that any of these perils does not develop in an uninterrupted chain of events into one or more of the excluded perils.

2.    EXCLUSIONS

      This extension does not cover all physical loss of or damage to the property and/or interest insured including loss or damage by fire directly or indirectly caused by or contributed to by or arising from or in consequence of one or more of the following perils:

      2.1 CMI Commotions, insurrection/Popular Rising, Usurped Power, Revolution, Rebellion, Military Power, invasion, Civil War and Hostilities, Subversive Acts, Terrorism, Sabotage or Looting (except Looting occurring during Riots).

            In any action, suit or other proceedings, where the insurer alleges that loss or damage is directly or indirectly caused by one or more of the excluded perils under this Section, the burden of proof that such loss or damage is covered shall be on the insured.

      2.2 Total or Partial cessation of works, or retarding or interruption or cessation of any process or operation.

      2.3 Permanent or temporary dispossession resulting from confiscation, commandeering or requisition by any lawfully constituted authority or body, or unlawful occupation by any person.

      2.4   Business interruption, of any kind of consequential loss.

3.    DEDUCTIBLES

      The Insured shall bear 15% (fifteen per cent) of the adjusted loss subject to minimum of Rp. 10,000,000 -- (ten million Rupiah) for each claim payable under this Endorsement.

4.    MEMORANDUM

      For the purpose of this Endorsement Item 18 CHAPTER III - DEFINITIONS of this Policy is and replaced with the following:

      18. Looting is the appropriation of property belonging to another by any person (excluding those employed by or under the control of the insured), with the intention of permanently depriving that other of it.

                  All other terms and conditions of the Policy remain unchanged.

(This wording is a translation of the original version in Bahass Indonesia; in the event of any dispute arising from the interpretation of any meaning herein, the Terms and Conditions shall be interpreted according to the original Bahass Indonesia version).

                                /s/ [ILLEGIBLE]

[LOGO] ASURANSI WAHANA TATA

                                                                        --------
                                                                        ORIGINAL
                                                                        --------

                       ----------------------------------

                                    BURGLARY
                                   INSURANCE
                          POLICY Nr. 04-19-20000009/00

                       ----------------------------------

                                   ----------

                            PT. ASURANSI WAHANA TATA

                                  BATAM BRANCH

                                   ----------

                          [LOGO] ASURANSI WAHANA TATA                   Original
                          ---------------------------

                               BURGLARY INSURANCE

Policy Nr               : 04-19-20000009/00

Assured (s)             : PT. DYNACS DIGITAL STUDIOS

Address                 : Jalan Angsana Lot. 308, Batamindo Industrial Park
                          Muka Kuning - Batam

Period of Insurance     : 12 (twelve) months

Commencing              : 29th May 1999 until May 2000
                          12:00 o'clock Noon local time at the
                          location of the Insured object.

Property Insured        : 1. Office Equipments       SGD.     7,000.00
                          2. Machineries             SGD.   643,000.00

Location of Risk        : Jalan Angsana Lot.308, Batamindo Industrial Park
                          Muka Kuning-Batam

Total Sum Insured       : SGD 650,000.00

Premium Calculation:

SGD.650,000.00 x 1.00%  = SGD. 6,500.00
Administration Cost...  = SGD.     2.86
Stamp duty..............= SGD.     0.44
                          -------------
                          SGD. 6,503.30
                          -------------

                                          Batam, 31st May 1999

                                        Signature of the Insurer

                                        PT. ASURANSI WAHANA TATA


                                            /s/ [ILLEGIBLE]

                          [LOGO] ASURANSI WAHANA TATA                   Original
                          ---------------------------

              THE DESCRIPTION OF OFFICE EQUIPMENTS AND MACHINERIES
                       ATTACHING TO AND FORMING PARTS OF
                BURGLARY INSURANCE POLICY NO. 04-19-200000009/00

A.    OFFICE EQUIPMENTS                                        )

      -     Office Table                                       )

      -     Office Chair                                       )

      -     Filing Cabinet                                     )

      -     Cupboard                                           )

      -     Photo Copy Machine                                 )  B.S.     7,000

      -     Fax Machine                                        )

      -     Safe                                               )

      -     Sanyo Bridge                                       )

      -     HP Printer Laser Jet 1100                          )

      -     Decoration Painting                                )

B.    MACHINERIES

      -     Ranger Computer                         101 Nos    )

      -     DDR (Server)                              4 Nos    )

      -     19' Sony Color Monitor                  134 Nos    )

      -     20' High Resolution Monitor               3 Nos    )

      -     Key Board and Mouse                     156 Nos    )  S.S.   643,000

      -     Philip 20' Color TV                       1 Nos    )

      -     Philip VCR                                1 Nos    )

      -     Compressor                                         )

                                               [ILLEGIBLE]

                                        P.T. ASURANSI WAHANA TATA


                                            /s/ [ILLEGIBLE]

[LOGO] ASURANSI WAHANA TATA
---------------------------

                                    BURGLARY

WHEREAS, the Insured has made to the Insurer named in the schedule (hereinafter called the "Company") a Proposal and Declaration or furnished certain information which shall be the basis of this contract and which is deemed to be incorporated herein and has paid or agreed to pay the Premium stated in the aforesaid schedule as consideration for the Indemnity hereinafter contained.

NOW THIS POLICY (INLEGIBLE) that if at any time during the Period of Insurance stated in the schedule hereto or during any further period for which the Company may accept payment for the renewal or extension of this Policy.

A. The property or any part, thereof within the Premises shall be stolen or damaged by any person not being an employee of the Insured who:

      I.    Breaks and enters the premises while they are securely locked or,

      II. Breaks out of the premises, while they have been securely locked, after having committed a crime therein or,

      III. At the Premises commits theft accompanied by violence or threat of violence to any person on the premises where such violence or threat is used to extort the property stolen or to prevent or overcome resistance to its being stolen or

B. There shall arise any damage to the premises falling to be borne by the Insured due to the action of such persons as aforesaid or any attempt thereat.

Then the Company will subject to the Terms, Exceptions, Limits and Conditions contained herein or endorsed hereon, indemnity the Insured against

a) Such loss to the extent of market value at time of the loss (not including profit of any kind ) and/or

b)    The net cost of repairing such damage.

but not exceeding in respect of any one item specified in the schedule the Sum Insured thereon nor in the whole during any one period of Insurance such total Sum Insured.

PROVIDED ALSO that the Premises mentioned in the schedule shall not include any yard, garden, outbuilding, or other appurtenances unless specifically included in the schedule hereto.

EXCEPTIONS

The Company shall not be liable in respect of :

(a) Loss or damage due to any attempt thereat by or in collusion with any members of the Insured's staff or family or tenant or any person lawfully on the Premises.

(b)   Damage to glass or any decoration or lattering or alarm tapes thereon.

(c)   Loss or Damage occasioned by fire or explosion.

(d) Loss of damage to medals, coins, curiosities, sculptures, manuscripts, rate books, plans, patents, models, moulds, designs, deeds, bonds, bills of exchange, promissory notes, money, securities for money, stamps, documents of title or business books unless specifically included in the schedule.

(e) Loss or damage directly or indirectly caused by war, invasion, act of foreign enemy, hostilities (whether to be declared or not), civil war, rebellion, revolution, insurrection, riot, strikes, civil commotion, military or usurped power, or confiscation or destruction by order of any Government or Public Authority and in the event of any claim hereunder the Insured shall prove that the claim arose independently of and was in no way connected with or occasioned by or contributed to by or traceable to any of the aforesaid occurrences or any consequence thereof and in default of such proof the Company shall not be liable to make any payment in respect of such a claim.

(f) Loss or damage to any property whatsoever or any loss of expense whatsoever resulting from or arising therefrom or any consequential loss or any liability of whatsoever nature:

      (i) Directly or Indirectly caused by or contributed to by or arising from (INLEGIBLE) radiations or contaminations by radio activity from any nuclear fuel or from any nuclear waste from the combustion of nuclear fuel. For the purpose of the exception combustion shall include any self-sustaining process of nuclear fission.

      (ii) Directly or Indirectly caused by or contributed to by or arising from nuclear weapons material.

(g) Loan or damage arising whilst the premises are unoccupied for a period exceeding 30 consecutive days or are occupied otherwise than as stated in the schedule unless the written consent of the Company shall have previously been obtained and any additional premium required by the Company has been paid.


                                                                 /s/ [ILLEGIBLE]

[LOGO] ASURANSI WAHANA TATA
---------------------------

CONDITIONS

1. Immediately upon the happening of any event giving rise or likely to give rise to claim under this Policy, the insured shall:

      (a) give notice to the Police and render all reasonable assistance in causing the discovery and punishment of any guilty person or persons and in trading and recovering the property.

      (b) Give notice thereof to the Company in writing and within 14 days thereafter delivery to the Company a claim in writing and apply all such detailed particulars, proofs and evidence in support of such a claim as may be reasonably required by the Company.

In no case shall the Company be liable for any loss not notified to the Company within 14 days after the event.

2. The Insured shall take all reasonable precautions for the safety of the property insured as regards selection and supervision of employees securing all doors and windows and other means of entrance or otherwise.

3. The Company may at any time at its own expense use all legal means in the name of the Insured for the recovery of the property lost or its value and the Insured shall give all reasonable assistance for that purpose the Company shall be entitled to any property for the loss of which a claim is paid hereunder and the Insured shall execute all such assignments of such property as may be reasonably required. The Insured shall not be entitled to abandon any property to the Company.

4. All notice required to be given by the Insured to the Company must be in writing addressed to the Company and no alteration in the terms of this Policy nor any endorsement thereon will be held valid unless the same is signed or initialed by an authorized representative of the Company.

5. If the Property Insured shall at the time of any event giving rise to a claim under this Policy be collectively of a greater value than the Sum Insured thereon, then the Insured shall be considered as being his own Insurer for the difference and shall bear a rateable proportion of the loss accordingly. Each item in the schedule hereto shall be separately subject to this condition.

6. This Policy may be canceled by the Insured at any time by notice in writing delivered to the Company in which case the Company shall retain or be entitled to recover as the case may be, the customary short term premium or minimum premium for the time during which the Policy has been in force the Company may at any time by giving written notice to the Insured cancel this Policy. Notice of cancellation may be delivered personally or posted by registered letter to the Insured at his or its address last known to the Company and the cancellation of the Policy shall be effective as on the seven day after posting of personal delivery by the Company. After cancellation by the Company as aforesaid the Company will on application by the insured refund the amount of unearned premium on a pro-rata basis subject to any adjustment of premium as may be required by the terms or conditions of this Policy.

7. If the proposal or declaration of the Insured is untrue in any respect or if any material fact reflecting the risk be incorrectly stated therein or omitted therefrom or if this Insurance or any renewal thereof shall have been obtained through any mid-statement misrepresentation or suppression or if any claim made shall be fraudulent or exaggerated or if any false declaration shall be made in support (thereof then, in any of these cases, this Policy shall be void.

8. If at the time of the happening of any loss or damage covered by this Policy there shall be subsisting any other Insurance of any nature whatsoever covering the Property insured or any part thereof, whether effected by the Insured or not, then the Company shall not be liable to pay or contribute more than its rateable portion of any loss or damage. Each item of this Policy shall be separately subject to this condition.

9. Nothing contained herein shall give any rights against the Company to any person other than the Insured, and the Company will not be bound by any passing of the interest of the Insured otherwise then by death, unless and until the Company shall by endorsement hereon declare the Insured to be continued.

10. If any difference shall arise as to the amount to be paid under this policy (Liability being otherwise admitted) such difference shall be referred to an arbitrator to the appointed in accordance with the statutory provisions in that behalf for the time being in force. Where any differences is by this condition to be referred to arbitration the making of an award shall be a condition precedent to any right of action against the Company, unless any such action or suit be commenced within six months of the making of an award the Company shall not be liable to make any payment in excess of the amount of the award.

11. In no case whatever shall the Company be liable for any loss or damage after the expiration of twelve months from the happening of the loss or damage unless the claim is the subject of pending action or arbitration.

12. The due observance and fulfillment of the terms conditions and endorsement of this Policy insofar as they relate to anything to be done or complied with by the Insured and truth of the statements and answers in the said proposal shall be conditions precedent to any liability of the Company make any payment under this Policy.


                                /s/ [ILLEGIBLE]

                             FACTORY LEASE AGREEMENT
                                 TYPE C FACTORY

THIS AGREEMENT is made the 3rd day of November 1998 BETWEEN:

I. PT BATAMINDO INVESTMENT CORPORATION, a company duly incorporated under the laws of Indonesia and having an office at Wisma Batamindo, Jalan Rasamala No. 1, Batamindo Industrial Park, Mukakuning, Batam 29433, Indonesia (hereinafter called "BIC");

      AND

II. DYNACS DIGITAL STUDIOS PTE LTD, a company duly incorporated under the laws of Singapore and having its principal place of business at No. 2, Leng Kee Road, #04-01, Thye Hong Centre, Singapore 159086 (hereinafter called the "Lessee").

WHEREAS

A. BIC is the developer of an industrial estate located at Mukakuning, Batam, Indonesia, namely Batamindo Industrial Park (hereinafter called "BIP");

B.    The Lessee desires to lease and to operate a factory in BIP.

NOW THEREFORE the parties hereto agree as follows:-

                                   ARTICLE 1
                                 LEASE PREMISES

BIC agrees to lease to the Lessee and the Lessee agrees to take a lease from BIC of factory premises at Lot 308 of BIP with a total lettable area of approximately 972 square metres subject to final survey, if any, as marked red in the plan attached hereto as Schedule 1 (hereinafter called the "Lease Premises").

                                    ARTICLE 2
                        UTILISATION OF THE LEASE PREMISES

2.1 The Lessee shall utilise the Lease Premises to operate a factory in conformity with its business permit obtained from the Coordinating Board of Capital Investment (BKPM) and for no other purposes whatsoever.

                                                                      (Initials)

2.2 Any material alteration of the Lessee's utilisation of the Lease Premises shall require prior written approval from BIC. The Lessee shall also obtain approvals from the relevant authorities if necessary.

                                    ARTICLE 3
                     LEASE TERM & DELIVERY OF LEASE PREMISES

3.1 The lease term (hereinafter called the "Lease Term") shall be for a fixed term of three (3) years commencing from 3 November 1998 (hereinafter called the "Lease Commencement Date").

3.2 Upon the expiry of the Lease Term, this Lease Agreement shall be automatically renewed for a further term of three (3) years and shall continue to be automatically renewed for the same term of years at the expiry of each renewed term unless either party notifies the other in writing not less than six (6) months prior to the expiration of the Lease Term or each renewed term, as the case may be, that this Lease Agreement shall not be renewed. Notwithstanding the foregoing, this Lease Agreement shall automatically terminate when BIC's tenure or right to the land of the Lease Premises is terminated or expires. In such an event, BIC shall not be liable for any loss or damage which may result.

3.3 Notwithstanding the preceding clause, the rental the Lessee is liable to pay to BIC during each renewed term shall be BIC's listed standard rentals prevailing at the date of each renewal.

3.4 Physical Possession of the Lease Premises shall be given to the Lessee on the Lease Commencement Date. Notwithstanding the foregoing, physical possession need not be given where the deposit referred to in Article 6 has not been paid to BIC in full but in such an event the Lease Term shall still commence on the Lease Commencement Date and all payments due under this Lease Agreement shall be due accordingly.

                                    ARTICLE 4
                                     RENTAL

4.1 The rental for the Lease Premises is Singapore Dollars Nine Thousand Seven Hundred and Twenty (S$9,720) per month (hereinafter called the "Rental") calculated as follows:-
                           2                  2
                 S$10 per m  per month x 972 m  lettable area

4.2 The Rental shall commence on the Lease Commencement Date and shall be paid by the Lessee to BIC within fourteen (14) days of BIC's invoice date. Each invoice sum shall be for an amount not exceeding three (3) month's Rental. Where there is a failure to pay on the due date, Article 7 shall apply.

                                                                      (Initials)

4.3 Notwithstanding the preceding clause, no Rental shall be due for the 1st, 2nd, 23rd, 24th, 35th and 36th month of the Lease Term. This clause shall not apply upon any renewal of this Lease Agreement in accordance with
      Article 3.2.

                                    ARTICLE 5
                                 SERVICE CHARGE

5.1 In addition to the Rental, the Lessee shall pay BIC a service charge of Singapore Dollar One and Cents Ten only (S$1.10) per square metre of the area of 1206 square metres per year (hereinafter called the "Service Charge") for the maintenance of the common areas more specifically set out in Schedule 2.

5.2   The Service Charge shall be reviewed and revised by BIC from time to time.

5.3 The Service Charge shall commence on the Lease Commencement Date and shall be paid by the Lessee to BIC within fourteen (14) days of BIC's invoice date. Each invoice sum shall be for an amount not exceeding three (3) month's Service Charge. Where there is a failure to pay on the due date,
      Article 7 shall apply.

                                    ARTICLE 6
                                     DEPOSIT

6.1 The Lessee shall pay BIC a cash deposit equivalent to three (3) month's Rental (hereinafter called the "Deposit") on or before the Lease Commencement Date as security against breach of any of the terms and conditions in this Lease Agreement.

6.2 Where the Lessee fails to pay the Rental or the Service Charge or any other payments required to be paid under this Lease Agreement or breaches any other terms and conditions in this Lease Agreement, BIC is entitled to use the Deposit or any part thereof for the settlement of such unpaid payments or to compensate for damages or expenses resulting from such breach without prior notification to the Lessee and without prejudice to other remedies available to BIC.

6.3 Where the Deposit or any part thereof is utilised by BIC in accordance with Article 6.2,the Lessee shall immediately pay to BIC in cash a sufficient amount to compensate for the Deposit or part thereof which have been utilised by BIC as aforesaid. Such compensation shall be paid within seven (7) days of BIC's written demand failing which Article 7 shall apply.

6.4 Where the Rental has been increased in accordance with this Lease Agreement, the Lessee shall pay the amount of such increase within thirty
      (30) days of BIC's written demand so that the Deposit shall at all times be equal to three (3) month's Rental. Where there is a failure to pay on the due date, Article 7 shall apply.

6.5 The Lessee is not entitled to request that the Deposit be used to pay for or discharge any of its obligations under this Lease Agreement.

                                                                      (Initials)

6.6 The Lessee is not entitled to transfer, assign or create any security over its interest in the Deposit or any part thereof to any third party.

6.7 Subject to other provisions in this Lease Agreement, the Deposit shall be repaid to the Lessee without interest within thirty (30) days of the termination or expiration of this Lease Agreement PROVIDED THAT the Lessee has surrendered the Lease Premises in the condition it is obliged to surrender the said premises and there being no existing breach of the terms and conditions of this Lease Agreement.

                                    ARTICLE 7
                               LATE OR NON-PAYMENT

7.1 Where the Lessee fails to pay on the due date the Rental, Service Charge, any shortfall in the Deposit the Lessee is obliged to make good or any other payments required under this Lease Agreement, or any part of the foregoing, the Lessee is obliged to pay interest on the overdue sum at ten
      (10) per cent per annum from the due date until payment is received by BIC.

7.2 Without prejudice to the preceding clause, where such payments or part thereof remain outstanding, BIC is entitled to terminate this Lease Agreement under Article 8.2.1.

7.3 Without prejudice to the foregoing clauses, where such payments or part thereof remain outstanding for more than thirty (30) days BIC may terminate all supply of electricity and water to and the use of telephone and facsimile facilities by the Lease Premises without being liable for any losses or damages resulting therefrom.

                                    ARTICLE 8
                                   TERMINATION

8.1 The Lessee is entitled to terminate this Lease Agreement prior to the expiry of the Lease Term by giving not less than six (6) months written notice of its intention to BIC. For such termination, the Lessee is not entitled to the refund of the Deposit or any Rental or Service Charge or other payments paid in advance or already made to BIC.

8.2 BIC is entitled to terminate this Lease Agreement immediately by written notice in the following cases:-

      8.2.1 Where the Rental, Service Charge, Deposit or any shortfall thereof, or any other payments required under this Lease Agreement, or any part of the foregoing remains unpaid by the Lessee for thirty (30) days after its due date;

      8.2.2 Where the Lessee breaches any other terms and conditions of this Lease Agreement and the Lessee fails to rectify such breach within thirty (30) days after BIC's written notice to the Lessee to so rectify;

                                                                      (Initials)

      8.2.3   Where the Lessee breaches Article 12 (w);

      8.2.4 Where the Lessee is in breach of any prevailing laws or regulations including but not limited to the regulations of the Batam Industrial Development Authority;

      8.2.5 Where the Lessee's activities are suspended or prohibited by the authorities or its licences or permits are suspended or revoked; or

      8.2.6 Where any insolvency or bankruptcy proceedings whether within or outside any court are commenced by or against the Lessee.

8.3 Where BIC terminates under Article 8.2, the Lessee is not entitled to the refund of the Deposit or any Rental or Service Charge or other payments paid in advance or already made to BIC.

8.4 For termination under this Article or any other Article in this Lease Agreement:-

      8.4.1 there is no necessity to comply with the provisions of Article 1266 Indonesian Civil Code requiring reference to a judicial body for such termination, which provisions the parties waive;

      8.4.2 such termination is without prejudice to the accrued rights of either party or to their rights in respect of any antecedent breach;

      8.4.3 such termination is without prejudice to other remedies available to the parties under this Lease Agreement or otherwise.

                                    ARTICLE 9
                           SURRENDER OF LEASE PREMISES

9.1 At the expiration of the Lease Term or any renewed term or the termination of this Lease Agreement, the Lessee shall immediately surrender the Lease Premises to BIC in the condition BIC delivered possession of the Lease Premises to the Lessee, normal wear and tear excepted.

9.2 Where the Lessee fails to surrender the Lease Premises on the expiration of the Lease Term or the termination of this Lease Agreement, the Lessee shall pay BIC double the Rental for the period the Lessee continues to occupy the Lease Premises after such expiration or termination. Nothing in this clause shall prejudice BIC's rights at law including, without limitation, rights to evict the Lessee.

                                                                      (Initials)

                                   ARTICLE 10
                    MAINTENANCE AND REPAIR OF LEASE PREMISES

10.1 The Lessee shall maintain the Lease Premises and repair all the damage sustained by the Lease Premises except for fair wear and tear, keep the Lease Premises including lavatories tidy and clean and keep its own environmental security at its own cost and responsibility.

10.2 BIC is entitled to access and to inspect the Lease Premises at all reasonable times to ascertain whether the Lessee has utilized and maintained the Lease Premises in accordance with this Lease Agreement.

                                   ARTICLE 11
                                    INSURANCE

11.1 BIC shall insure the buildings of the Lease Premises including its annexes against loss risk or damage caused by fire or other cause on BIC's account during the Lease Term or any renewed term under this Lease Agreement.

11.2 The Lessee is obliged to insure its property located in the Lease Premises against loss risk or damage caused by fire or other cause and insure its employees and/or staff against accident for whatsoever reason. The Lessee hereby holds BIC harmless from any consequences arising out of such events.

                                   ARTICLE 12
                            LESSEE'S OTHER COVENANTS

The Lessee hereby agrees as follows:-

(a) to use the Lease Premises in compliance with the utilization of BIP as decided by the authorities;

(b)   to obtain all necessary licenses to operate in BIP;

(c) to pay all taxes and other charges (except building and property taxes) related to its operation and the possession of the Lease Premises;

(d) not to use any flammable building materials for internal partitioning or to store any dangerous, flammable or obnoxious substances within or without the Lease Premises;

(e) not to modify any existing electrical wirings or modify or replace any existing fire alarm fixtures and fittings or affix or install any further or additional electrical and fire alarm wiring extensions in or about the Lease Premises without the written consent of BIC which consent shall not be unreasonably withheld Provided Further That all such work shall be carried out by a licensed electrical contractor or competent person as approved by BIC to be employed and paid by Lessee who shall

                                                                      (Initials)
      ensure as part of the work that the existing circuits and equipment are not overloaded or imbalanced. Prior to any electrical and fire alarm installation or modification work, Lessee will be required to submit the necessary plans;

(f) to permit BIC or its agents with or without workmen or others at all reasonable times and by prior appointment to enter the Lease Premises to take inventories of BIC's fixtures and fittings therein or to view the condition thereof and examine the state of repair of the Lease Premises and thereupon BIC may give the Lessee notice in writing specifying any work or repairs necessary to be done which are the responsibility of the Lessee under the terms of this Lease Agreement and shall require the Lessee forthwith to execute the same and the Lessee shall pay BIC's reasonable costs of survey attending the preparation of the notice and if the Lessee shall not within fourteen (14) days after the service of such notice proceed diligently and in workmanlike manner with the execution of such work or repairs then to permit BIC (who shall not be under any obligation so to do) to enter upon the Lease Premises and execute such work or repairs and the cost thereof shall be a debt due from the Lessee to BIC and be forthwith recoverable Provided Always that BIC shall not be liable to the Lessee for any loss damage or inconvenience caused by such work or repairs, unless caused by any neglect, default or omission of BIC, its servants or agents;

(g) to make good and sufficient provision for the safe and efficient disposal of all waste and pollutants generated at the Lease Premises to the requirements and satisfaction of BIC and/or relevant government authorities (including but not limited to compliance with the Class 2 Standard for Effluent Discharge as required under BIDA's directive 027/KPTS-REN/11/1993) PROVIDED THAT in the event of any default by the Lessee under this covenant BIC may carry out such remedial measures as it thinks necessary and all costs and expenses incurred thereby shall forthwith be recoverable from the Lessee as a debt;

(h) not to do or suffer to be done on or in the Lease Premises anything whereby the insurances of the same or of the BIP or any part thereof may be rendered void or voidable or whereby the premium thereon may be increased and to repay to BIC on demand all sums paid by BIC by way of increased premium and all expenses incurred by BIC in connection with insurance rendered necessary by a breach or non-observance of this covenant without prejudice to any other rights and remedies available to BIC;

(i) not to do or permit or suffer to be done anything in or upon the Lease Premises or any part of the BIP which in the opinion of BIC is a nuisance or cause annoyance to or in any way interfere with the business or the quiet or comfort of the other occupants of the BIP Provided That BIC shall not be responsible to the Lessee for any loss, damage or inconvenience as a result of nuisance, annoyance or any interference whatsoever caused by the other occupants of the BIP;

(j)   not to use the Lease Premises for any illegal or immoral purpose;

                                                                      (Initials)

(k) not to install any machinery or fixtures in the Lease Premises without having sought the advice of its professional advisors and to submit a layout plan of the Lessee's machinery for the approval of BIC and/or relevant authorities prior to the actual fixing of the machinery Provided That the Lessee shall be fully responsible for any installation of machinery or fixtures and shall indemnify BIC from any losses arising therefrom;

(l) not to assign sublet or part with or share the possession of the Lease Premises or any part thereof; without the consent of BIC, which consent shall not be unreasonably withheld;

(m) at the termination of the Lease Term to yield up the Lease Premises and all BIC's fixtures fittings fastenings and other things thereto anywhere belonging or appertaining in such good and substantial repair, fair wear and tear excepted as shall be in accordance with the covenants of the Lessee hereinbefore contained and with all locks and keys complete;

(n) not to install and/or use any electrical installations, machines or apparatus that may cause or causes heavy power surge, high frequency voltage and current, air borne noise, vibration or any electrical or mechanical interference or disturbance whatsoever which may prevent or prevents in any way the service or use of any communication system or affects the operation of other equipment, installations, machinery, apparatus or plants of other lessees and in connection therewith, to allow BIC or any authorised persons to inspect at all reasonable times, such installation, machine or apparatus in the Lease Premises to determine the source of the interference or disturbance and thereupon, to take suitable measures, at the Lessee's own expense, to eliminate or reduce such interference or disturbance to BIC's satisfaction, if it is found by BIC or such authorised person that the Lessee's electrical installation, machine or apparatus is causing or contributing to the said interference or disturbance;

(o) to indemnify BIC against any claims, proceedings, action, losses, penalties, damages, expenses, costs, demands which may arise in connection with Article (n) above;

(p) not to hold BIC responsible for any costs, loss of profits, or any consequential losses;

(q)   to comply with any prevailing laws and regulations in Indonesia;

(r) to comply with the BIP Estate Regulations including any amendments thereto;

(s) not to modify or alter the Lease Premises without submitting to BIC the revised layout and building plans of the Lease Premises for prior written approval by BIC. Any alteration or addition to the Lease Premises after approval by BIC should be done by contractors, approved by BIC and all the expenses are for the account of the Lessee. The Lessee shall hold BIC harmless from any claims, liabilities or losses arising therefrom. Any improvement, addition, partition, or other improvements to the Lease Premises shall be removed at the expiration of Lease Term or termination of this Lease Agreement unless otherwise requested by BIC and agreed to by the Lessee;

                                                                      (Initials)

(t) to pay all expenses and deposits for and in respect of the consumption of electricity, water and the use of telephone and facsimile facilities, including without limitation to the foregoing any connection expense recovery, to BIC where BIC is the body supplying the same;

(u) where no time is stated in this Lease Agreement for any payments, the Lease shall pay BIC such payments within the time stipulated in BIC's invoice for the same, such time not to be less than fourteen (14) days from the date of BIC's invoice;

(v) not to hold BIC liable for any losses or damages (including without limitation to the foregoing any loss of profit or any consequential losses) arising from any interruption, cessation, shortfall or variation in electrical power, water supply and telephone and facsimile facilities.

(w) not to permit or suffer any change in the ownership or the shareholding (whether legal or beneficial) of the Lessee or the transfer of any part of its issued captial without the prior written consent of BIC.

All consequences arising from the non compliance of the abovementioned shall be fully borne by the Lessee and the Lessee hereby indemnfies and holds
BIC harmless.

Without prejudice to BIC's other rights, in the event that the Lessee shall fail to remedy any breach of the above obligations for a period of seven (7) days after BIC's written notification of such breach, BIC, its employees, agents or contractors shall be entitled (though not obliged) to enter upon the Lease Premises and to take whatever remedial measures it or they deem fit without the need to resort to judicial or arbitral proceedings and, in order to effect such remedial measures, the Lessee hereby grants BIC an irrevocable power of attorney with the right of substitution to enter upon the Lease Premises and to effect such remedial measures with or without the assistance of the competent authorities, at the expense of the Lessee and at no responsibility nor liability on the part of BIC from the consequences which may arise therefrom.

                                   ARTICLE 13
                          OTHER AGREEMENTS & ASSIGNMENT

13.1 This Lease Agreement and the rights and obligations herein shall be assigned in writing to the Indonesian company which the Lessee incorporates to operate the factory in the Lease Premises forthwith upon the Indonesian company's Deed of Establishment being approved by the Ministry of Justice of Indonesia. The form of the written assignment shall be prescribed by BIC.

                                                                      (Initials)

                                   ARTICLE 14
                                  FORCE MAJEURE

Neither party shall be liable for any delay or default in the performance of its obligations under this Lease Agreement caused by circumstances beyond the control and without the fault or negligence of such party, including but not restricted to acts of God, act of the public enemy, perils of navigation, fire, hostilities, war (declared or undeclared), blockade, labour disturbances, strikes, riots, insurrections, civil commotion, earthquakes, accidents or other cause(s) beyond the party's control. In any of the events mentioned above, the parties shall, for the duration of such event, be relieved of any such obligation under this Lease Agreement as is affected by said event.

PROVIDED THAT where the duration is more than thirty (30) days the party entitled to the benefit of the obligation to be performed is entitled to immediately terminate this Lease Agreement by notice in writing to the other party.

AND PROVIDED THAT the provisions of this Lease Agreement shall remain in force with regard to all other obligations under this Lease Agreement which are not affected by such event.

AND PROVIDED FURTHER THAT all parties shall resume their full obligations under this Lease Agreement upon the cessation of such event.

                                   ARTICLE 15
                                  MISCELLANEOUS

15.1 This Lease Agreement shall remain binding on the heirs and/or successors in title and/or assignees of the parties hereto.

15.2 Unless otherwise provided in this Lease Agreement, this Lease Agreement sets forth the entire understanding and agreement between the parties with respect to the subject matter hereof and supersedes and cancels any and all prior or contemporaneous oral or written agreements or representations, if any, between the parties.

15.3 This Lease Agreement may only be amended by a document in writing signed by each of the parties hereto.

15.4 No waiver of any provision of this Lease Agreement nor consent to any departure thereform by any of the parties hereto shall be effective unless the same shall be in writing and then such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given. No default or delay on the part of any of the parties hereto in exercising any rights, powers or privileges hereunder shall operate as a waiver thereof or of any other right hereunder; nor shall a single or partial exercise or the exercise of any other rights, power or privilege.

15.5 Clause headings are inserted for convenience of reference only and shall be ignored in the construction or interpretation of this Lease Agreement.

                                                                      (Initials)

15.6 Any notice or request required or permitted to be given or made under this Lease Agreement shall be in writing and such notice or request shall be deemed to have been duly given or made when it is delivered by hand, mail, courier, telex or facsimile to the party to which it is required or permitted to be given or made at such party's address as specified below or at such address as such party shall have designated by notice in writing to the other party giving such notice or making such request.

      BIC      :    Wisma Batamindo, J1. Rasamala No.1
                    Mukakuning, Batam 29433
                    Indonesia

      Lessee   :    Lot 308, Jalan Angsana
                    Batamindo Industrial Park
                    Mukakuning, Batam, Indonesia

                                   ARTICLE 16
                      GOVERNING LAW AND DISPUTE SETTLEMENT

16.1 This Lease Agreement shall be governed by and construed in accordance with the laws of the Republic of Indonesia.

16.2 This Lease Agreement and any right or obligation granted or to be performed herein is subject:-

      (a) to the prevailing laws and regulations including but not limited to the regulations of the Batam Industrial Development Authority; and

      (b) rules and regulations formulated by BIC from time to time in relation to the operation of BIP of which have been approved by Batam Industrial Development Authority (hereinafter called the "Industrial Estate Regulations") and the Lessee shall observe such regulations.

16.3 In the event that any Article or part of an Article in this Lease Agreement shall, for any reason, be determined by a court or arbitral tribunal to be invalid or unenforceable then:-

      (a) the remaining Articles or part Article shall not be affected, impaired or invalidated, shall remain in full force and effect and shall continue to be binding upon the parties; and

      (b) so far as possible, the said Article or part Article shall be deemed to be modified to the last degree possible so as to comply with the applicable law or regulation and be valid and enforceable.

                                                                      (Initials)

16.4 Any dispute arising from this Lease Agreement shall be settled amicably. Failing such amicable settlement, the parties shall refer the case to the District Court of South Jakarta in Jakarta.

16.5 For the purpose of Article 16.4 above, both parties elect the fixed legal domicile at the Registrar office of the District Court of South Jakarta in Jakarta (Panitera Pengadilan Negeri Jakarta Selatan di Jakarta).

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective authorised representatives the date and year first above written.


Signed for and on behalf of    )
P.T. BATAMINDO INVESTMENT      )              /s/ Goh Song How
CORPORATION                    )           -------------------------------------
                                           Name        : GOH SONG HOW
                                           Designation : Vice President Director

                                           AND


                                             /s/ Kuky Permana
                                           -------------------------------------
                                           Name        : KUKY PERMANA
                                           Designation : Director


Signed for and on behalf of     )
DYNACS DIGITAL                  )
STUDIOS PTE LTD                 )            /s/  Venugopal Ramesh
in the presence of:             )          -------------------------------------
                                           Name         : VENUGOPAL RAMESH
                                           Designation  : Managing Director


/s/ Ng Soi Hong
-----------------------------
Name: NG SOI HONG
Designation: Finance Manager

                                   SCHEDULE 1
                                 LEASE PREMISES
                                 PAGE ONE OF TWO

                                [GRAPHIC OMITTED]

                                                                      (Initials)

                                   SCHEDULE 1
                                 LEASE PREMISES
                                 PAGE TWO OF TWO

                                [GRAPHIC OMITTED]

                                                                      (Initials)

                                   SCHEDULE 2
                                 SERVICE CHARGE

Service Charges are levied for the maintenance of common properties and the infrastructure of the industrial park such as driveway, drain, street lighting and the turfed areas. However, the Lessee is to maintain and upkeep the Premises in accordance with this Agreement. Disposal of refuse and industrial waste shall not be included in the maintenance services to be rendered

                                                                      (Initials)

                                                                        --------
                                                                        ORIGINAL
                                                                        --------

TO: JAVIER BENAVENTE
VALUE IN S$
11 PAGES ONLY.
FROM: V RAMESH

              ---------------------------------------------------

                                      FIRE
                                   INSURANCE
                          POLICY Nr. 02-19-20000868/00

              ---------------------------------------------------

                        -------------------------------

                            PT. ASURANSI WAHANA TATA
                                  BATAM BRANCH

                        -------------------------------

                    KANTOR PUSAT:(ILLEGIBLE) ASURANSI WAHANA TATA
               (ILLEGIBLE) H.R. Said Key, 0C - 4 Jakarta 12920
                                  [ILLEGIBLE]
               TLX. 62304 WATANO IA FAX (021)-5203149, (ILLEGIBLE)

--------------------------------------------------------------------------------

                        INDONESIAN STANDARD FIRE POLICY

      IN CONSIDERATION of the payment of the Premium and on the basis of written declarations given by the Insured which constitute an inseparable part of this Policy the undersigned insures property and/or interests specified below against loss caused by perils described herein subject to the Conditions and stipulations printed on, attached to or written in this Policy.

                                  THE SCHEDULE

--------------------------------------------------------------------------------

Policy No.               :    02-19-20000(ILLEGIBLE)/00
                              (new)*

Named of the Insured     :    Pt. DYNACS DIGITAL STUDIOS
                              JL Angsana Lot 308 Batamindo Industrial
                              Park

Address                  :    MUKA Kuming-batam

--------------------------------------------------------------------------------

Insurance Period         :    12   ( --- Twelve --- ) months,

Commencing               :    29th May 1999 until 29th May 2000 12 O'clock noon
                              local time at the location of the insured object.

--------------------------------------------------------------------------------

Lighting                 :    electric                    Fire Premium          :   SGD     578.00

Construction Class       :    1st class                   Additional Premium    :   SGD     633.40

Type of Risk/Occupancy   :    Laboratories Photographic   Additional Premium    :

Code No.                 :    2924                        Additional Premium    :

Premium Rate             :    0.580000 % 0 (per mil)p.o   ..................    :

                                                          Policy Expenses       :   SGD       2.86
                                                                                ------------------

                                                                                :   SGD   1,213.11

Additional Coverage      :    Riot, Strike & Malicious
                              Damage                      Sales Tax             :

Code No.                 :    4.1A                        Stamp Duty            :   SGD       2.44
                                                                                ------------------

Premium Rates            :    0.615000 % 0 (per mile)p.o  Total                 :   SGD   1,215.55
                                                                                ==================

(IN WORDS   :            One thousand two hundred thirteen Dollars and Fifty-five cent.
                         ..............................................................)

--------------------------------------------------------------------------------
                              --    Theft during fire exclusion clause; -
                                    Electrical short circuit clause (compulsory)
Attachment/Additional clauses --    Reinstatement additional premium
                                    clause-compulsory; - Addendum PSKI.
                              --    Payment of premium warranty; - Electronics
                                    Data Recognition Exclusion.
--------------------------------------------------------------------------------

No.:                Specification of insured items  :            Sum Insured:

      A. On  Building  Laboratories  Photographic (as per
         attached list) 1st  Class  construction located
         at Jaian Angsana Lot 308. Batamindo Industrial
         Park, Muka Kuning Batam 29433.-                    SGD       179,000.00

      B. On Furnitures (as per attached list)               SGD        80,000.00

      C. On Office Equipments (as per attached list)        SGD         7,000.00

      D. On Machineries (as per attached list)              SGD       754,000.00

      Items B, C & D which are inside in the above building,
                                                            --------------------
                                                  Total =   SGD     1,030,000.00
                                                            ====================
--------------------------------------------------------------------------------
      Attached

      -  Endorsement Code: 4.1A              Date: Batam, 1st May 1999
                                                   -----------------------------

                                                     Signature of the Insured

                                                      PT. ASURANSI WAHANA TATA

                                                      /s/ [ILLEGIBLE]
[ILLEGIBLE]
--------------------------------------------------------------------------------

                                 PERILS INSURED

This Policy covers loss of or damage to the insured property and/or interests caused by:

1. FIRE,

      Including fire as a consequence of self-combustion, negligence, wrongdoings or crime committed by own servant, neighbour enemy, robber, and others whomsoever, or other unknown causes of fire; including:

      the consequences of fire to other nearby objects, such as loss of or damage to insured property and/or interests, caused by water or other instruments used to fight or extinguish the fire, also loss or damage as a consequence of destruction ordered by lawful authorities to prevent further spreading of the fire.

2. LIGHTNING,

3. EXPLOSION,

      (1) The Policy covers losses due to explosion of all kinds except those by nuclear energy.

      (2) Explosion is any sudden release of energy resulting from the expansion of gases or vapours. The bursting of a container (boiler, pipe, etc.) is only regarded as an explosion if the walls of the container are torn open to such an extent that a sudden equalization of the pressures inside and outside takes place. If an explosion occurs inside a container due to chemical reaction, any damage to the container is indemnifiable even if the walls of the container are not torn open. Losses caused by low pressure are not covered by the policy.

      (3) Losses to combustion engines resulting from the explosion taking place within the combustion chambers or to switching members in electrical switches by the gas pressure arising within them are excluded from the cover.

4. IMPACT OF FALLING AIRCRAFT

      Loss by aircraft shall include direct loss resulting from actual physical contact of an aircraft with property covered hereunder or with the building containing the property covered hereunder, and direct loss by objects falling therefrom.

                               PERILS NOT INSURED

This Insurance does not cover loss of or damage to the insured property and/or interests caused by:

1. Fire or Explosion resulting from its own inherent vice, process of decay, or the condition and nature of the goods.

2. War, invasion, act of foreign enemy, hostilities or warlike operations (whether war be declared or not), civil war, mutiny, civil commotion assuming the proportions of or amounting to a popular rising, insurrection, rebellion, revolution, military or usurped power, or any act of any person acting on behalf of or in connection with any organization with activities directed towards the overthrow by force of the government de jure or de facto or to the influencing of it by terrorism or violence; including any consequences thereof that occur either directly or indirectly.

      In any action suit or other proceedings, where the Company alleges that by reason of the provisions of the Condition any loss or damage is not covered by this Insurance, the burden of that such loss is covered shall be upon the Insured.

3. Riot, strike, malicious actions, impact by vehicle, smoke, earthquake, volcanic erruption, flood, inundation, windstorm, tempest, water damage, removal of debris, loss of profit as a consequence of fire; except where specifically insured.

4. Nuclear reactions, nuclear radiation or pollution by radio activity, regardless of whether such processes occur inside or outside the premises.

Unless otherwise expressly stated in this Policy, this Insurance does not cover:

-     goods held in trust or on commission

-     bullion or unset precious stones

-     any curiosity or work of art for an amount exceeding Rp. 500,000

-     manuscripts, plans, drawings or designs, patterns, models or moulds

- securities, obligation or documents of any kinds, stamps, coined or paper money, cheques, books of accounts or other business books, and computer systems records

                               POLICY CONDITIONS

I.    PAYMENT OF PREMIUMS

      1. Notwithstanding the provisions of Article ILLEGIBLE of the Commercial Code (Kitab ILLEGIBLE) this Insuance and any renewal thereof shall come into force on the commencing date stipulated in the Schedule or any anniversary thereof provided the Premium is paid within fourteen (14) days of such date.

      2. If the Premium is not paid within fourteen (14) days of the date of commencement of renewal of this Policy the coverage will be suspended and the Insured shall lose all rights to any indemnity as from the date of commencement or renewal as stated in this Policy and or attachment thereto.

            The Insurance shall be reinstated twenty four (24) hours after the payment of the Premium and the Insured shall not be entiled to any refund of Premium or any extension of the period of coverage in consequence of the period of such suspension. The Insurer is not obliged to give any notice of suspension of cover under the terms of this Condition.

II.   OTHER INSURANCE

      1. Prior to the Attachment of this Insurance the Insured shall give notice to the Insurer of any Insurance or Insurances already effected on the property and/or interests.

      2. If subsequent to the attachment of this insurance other insurance is effected on the same property and/or interests the Insured is obliged to make this disclosure thereof to the insurer.

III.  ALTERATION TO RISK

      1. If changes or alterations are made to the insured buildings or to the premise where the insured goods are stored, or if part of the premises of the entire premises are used for other purposes, or if other goods are stored at the premises which increases the risk of fire or explosion and the Insured knows or should have known about this, then the Insured is obliged to immediately notify the Insurer.

      2. Upon the receipt of such notification the Insurer shall have the right to determine whether or not the Policy may be continued on the basis of the existing Premium or whether a higher Premium should be charged or whether the Policy should be terminated. In the event of such termination the Insured shall be entitled to receive a refund of Premium for the unexpired period of insurance.

IV.   REMOVALS AND CHANGE OF OWNERSHIP

      1. This insurance shall (ILLEGIBLE) to attach to any items which have been removed to premises other than those mentioned in the Policy unless the Insurer has agreed to such removal by written endorsement in the Policy.

      2. Notwithstanding the provisions of Article 202 of the Commercial Code (Kitab Undang-Undang Hukum (ILLEGIBLE) when there is a change of ownership of the insured property and/or interests, whether on the basis of agreement or due to the death of the Insured, this Insurance shall automatically become void ten (10) days after such change of ownership unless the Insured has agreed in writing to continue the insurance.

V.    OBLIGATIONS OF THE INSURED IN THE EVENT OF LOSS OR DAMAGE.

      1. The insured, upon knowledge or when it could be regarded that he should have known about the occurence or loss or damage to property or interest insured by this Policy must

            (a)   immediately inform the Insurer

            (b) within seven (7) days give a written report containing all known facts concerning the loss or damage including information as to the cause or causes of the damage or loss to the best of his knowledge or assumption. Such report should contain as (INLEGIBLE) an account as may be reasonably practicable of all the several articles or items of property lost, damaged or destroyed as well as an account of all insured property which is not affected by such loss or damage.

      2.    At the time of the loss of damage the Insured is obliged:

            (a) to the best of his ability, safeguard the insured property and authoritize other people to assist and safeguard the property.

            (b) to provide full support to the insurer or his representatives or any other party appointed by the Insurer to conduct an investigation of the loss or damage.

            (c)   to safeguard all salvageable property.

            All rights to indemnification under this Policy shall be forfeited if the Insured fails to comply with the above requirements.

VI.   LOSS REPORTING

      When filing a claim under this Policy the Insured must:

      (a) submit the Policy together with an official report of the incident from the (ILLEGIBLE) the local police and/or other competent authority.

      (b) deliver a detailed report explaining as completely as possible the circumstances that according to his knowledge have caused the loss or damage.

      (c) supply any other information and evidence as requested by the Insurer.

VII.  INDEMNITY

      1. In the event of loss or damage to the insured property and/or interests the maximum liability of the Insurer shall be limited to the (ILLEGIBLE) insured specified in the Schedule.

      2. The basis of the calculation of the Indemnity shall be a comparison of the value prior to the loss or damage and the value of any (ILLEGIBLE) immediately after the loss.

VIII. LOSS OF OR DAMAGE TO MOVABLE ITEMS

      In the event of loss or damage to movable items, the Insured is obliged within fourteen (14) days to:

      1.    (a)-  For Furniture and/or Household Goods: prepare and submit a list containing the type of each item and estimated values immediately prior to the loss or damage as well as a list containing the salvage values of the items.

            (b)-  For Raw Materials and Merchandise:
                  prepare and submit a list containing estimated values of each and every item immediately prior to the loss or damage as well as a list containing the salvage values.

            (c)- submit books and relevant documents as may be requested by the Insurer or if not available, invoices, notes, or any document that can be used as proof of the loss or damage.

      2.    (a)-  If the insured object is described by the general terms of
                  "furniture and household goods, machinery", or "goods, wares and merchandise", such furniture and household goods, machinery or goods, wares and merchandise which are at the time of the fire at the place mentioned in the Policy will be covered by the Insurance, whether they were there at the time the Insurances was affected or not.

            (b)- If the kind of each of the insured items is specified, the previous paragraph will only be valid when those items are present at the premises at the moment of the loss of damages.

            (c)- The preceding provisions shall not apply to objects which owing to in their description in the Policy or the valuation in the Policy are to be considered as irreplaceable.

IX.   INDEMNIFICATION OF MULTIPLE INSURANCE - CONTRIBUTION

      1.    Notwithstanding anything to the contrary in the provisions of
            Article 277 page 1 of the Commercial Code (ILLEGIBLE) in the event of loss of or damage to property or interest insured by this Policy where such property or interest to be insured by any other Policy or Polices and the total Sum Insured under all Policies exceeds the actual value of the property or interest the Sum Insured under this Policy will be reduced in proportion to the total Sum Insured against the actual value of the property or interest of the Insured shall not be entitled to a reduction or refund of premium.

      2. Nothwithstanding anything to the contrary contained in paragraph 1 above the provisions of Article 377 of the Commercial Code (ILLEGIBLE) shall apply in the event that any or all of the other insurances precede the effective date of this Policy and do not contain a similar contribution clause.

      3. In the event of loss or damage the Insured is obliged at the request of the Insurer to submit a written declaration of any other insurance covering the same property or insured.

X.    UNDER INSURANCE

      If the property or interest hereby insured shall, at the time of loss or damage be collectively of greater value than the Sum Insured thereon then the Insured shall be considered as being his own insurer for the difference and shall bear a rateable proportion of the loss accordingly. Every item, if more than one, of the Policy shall be separately subject to this condition.

XI.   FRAUDULENT REPORTS

      If the Insured deliberately increases the amount of loss allegedly suffered or includes items that did not exist at the time of loss or damage or retains items or part of the salvable items and reports that those items had been destroyed, or uses false documents/evidence or makes fraudulent statements to support his claim for the loss suffered or by serious mistake or negligence beyond reason burns/explodes/destroys or give orders to burn/explode or destroy or causes fire/explosion /destruction, he shall lose the right for indemnification.

VII.  ASSESSMENT OF ESTIMATED VALUE IN THE EVENT OF A CLAIM

      1. The estimated value shall be based on the real value of the property without adding any profit.

      2. In the assessment of the value of buildings no account shall be taken of their location or occupation.

      3. Unless specifically mentioned foundations and underground construction shall not be included in the value assessment.

      4. The amount of loss as mentioned above shall be estimated on the basis of assessment made by one or more assessors approved by both parties, and result of the assessment shall be binding on both parties, unless one of the parties can prove that the assessment is based on false information or wrong calculation in which case the Insurer or the Insured is entitled to request an investigation.

      5. Goods, materials and merchandise will be assessed on the basis of their cost price immediately prior to the occurrence of the loss or damage.

XIII. REIMBURSEMENTS

      a. In the case of loss, service fees and honoraria for the assessors and other experts who are appointed on the basis of agreement between the Insurer and the Insured, will be paid by the Insurer.

      b. Reasonable expenses incurred to prevent or reduce losses (whether successful or not) disbursed by the Insured in accordance with Condition V paragraph 2 and Condition XIV paragraph 2, shall be reimbursed by the Insured.

XIV.  SALVAGE

      In the event of loss or damage:

      1.    the salvage, if any, is the responsibility of the Insured

      2. The Insurer is entitled to request the Insured to store all or part of the salvage.

      3. It is stipulated that any action on the part of the Insurer including a request to store the salvage as mentioned above, can by no means be considered as an acknowledgement of any responsibility whatsoever.

XV.   INDEMNIFICATION

      The Insurer is obligated to pay in full the indemnity within six (6) weeks after an agreement on the amount of the indemnity has been reached.

XV1.  SUBROGATION

      1. In accordance with Article 284 of the Commercial Code ( ILLEGIBLE), upon payment of indemnity on the property and/or interests insured by this Policy, the insurer will replace the Insured as regards any rights that he has against a third party concerning the loss.

            Subrogation as mentioned in the above paragraph will be automatically valid without any letter of authorization from the Insured.

      2. The Insured remains responsible for any action that could possibly affect the rights of the Insurer against a third party.

XV11. REINSTATEMENT OF THE SUM INSURED

      Upon payment of indemnity in the event of loss of or damage to the insured property and/or interests, the amount of the indemnity will be deducted from the Sum Insured.

      After restoration of the damage the Insured can request reinstatement of the Sum Insured by paying additional premiums.

XVIII. FORFEITURE OF RIGHT TO INDEMNIFICATION

      The right of the Insured to indemnification for loss or damage will be automatically forfeited if no claim has been submitted within twelve (12) months of the occurrence of loss or damage.

XIX.  TERMINATION OF THE INSURANCE

      1. Both the Insurer and the Insured are entitled to terminate this insurance at any time without giving reason therefor. Such termination shall be effected by registered letter. The insurer is relieved from all liability under this Policy twenty four (24) hours after the date of dispatch of the registered letter.

      2. When the Insurer terminates the insurance, he is obliged to return pro rata premium for the unexpired period of Insurance. If it is the Insured who terminates the insurance, premium will be calculated on the short term rate laid down in the current Fire Insurance Tariff of Indonesia for the completed period of Insurance.

XX.   RETURN PREMIUM

      The Insured shall have no right to any return of Premium except as described in Conditions III, IV and XIX.

XXI.  DISPUTES

      1. Any condition or provision contained in this Policy notwithstanding, it is understood and agreed that all disputes resulting from the performance and/or interpretation of this agreement of insurance are to be submitted to three Arbitrators whose award shall be final and binding.

      2. The party desiring to submit a case to arbitration must give the other party notice of his intention in writing. The three Arbitrators shall be appointed by both parties by mutual agreement.

            If within four weeks from the date of such written notice the parties are unable to agree on the selection of the Arbitrators, the most ready party may request the Chairman or in his absence the acting Chairman of the Association of Insurance Companies in Indonesia to nominate the Authority which is to appoint the Arbitrators.

      3. The Arbitrators are bound to pronounce on the issues before them in a just and equitable manner.

      4.    The Arbitrators shall determine the Rules of the Arbitral
            Proceedings.

      5. In their final Award the Arbitrators shall decide by which party or parties the costs of the Arbitral Proceedings including the disbursements and the fees of the Arbitrators and the fees and disbursements of the lawyers representing the parties, shall be wholly or partially borne.

      6. The Arbitrators shall take the necessary measures in order that the original of the Award shall be filed at the Local Court of competent jurisdiction, in which city the Award(s) shall be made.

      7. The powers to be granted of the Arbitrators shall continue until after the filing referred to is the above-mentioned stipulation 6.

XXII. CONCLUSION

      Matters which may not be sufficiently provided for in this Policy shall be subject to the provisions of the Commercial Code (Kitsh Undang - Undang Mukum Dagang).

This Endorsement is attached to and forms an integral part of:

Policy Number     : 02-19-20000868/00

Insured's Name    : PT. DYNACS DIGITAL STUDIOS

It is hereby agreed and declared that:

a) Notwithstanding anything contained in Chapter 11-Exceptions. Item 1.3.1. of this Policy to the contrary and subject to payment of additional premium, the insurer agrees to extend this insurance as provided in this
      Endorsement:

b) Notwithstanding anything which may be defined in any laws or regulations to the contrary, for the purpose of this Endorsement, all terminology printed in italics shall be deemed to mean as defined in CHAPTER III - DEFINITIONS of the Policy.

1.    EXTENSIONS

      This insurance is extended to cover:

      - Physical damage to the property and/or interest insured directly caused by one or more of the following perils:

            1.1.  Riots

            1.2   Strikes

            1.3.  Locked-out Workers

            1.4   Malicious Acts

            1.5   Preventive Acts

      -     Physical loss of the property and/or interest insured directly caused by:

            1.6   Looting occurring during RIOTS

      Provided that any of these perils does not develop in an uninterrupted chain of events into one or more of the excluded perils.

2.    EXCLUSIONS

      This extension does not cover all physical loss of or damage to the property and/or interest insured including loss or damage by fire directly or indirectly caused by or contributed to by or arising from or in consequence of one or more of the following perils:

      2.1 CMI Commotions, Insurrection/Popular Rising, Usurped Power, Revolution, Rebellion, Military Power, invasion, Civil War and Hostilities, Subversive Acts, Terrorism, Sabotage or Looting (except Looting occurring during Riots).

            In any action, suit or other proceedings, where the insurer alleges that loss or damage is directly or indirectly caused by one or more of the excluded perils under this Section, the burden of proof that such loss or damage is covered shall be on the insured.

      2.2 Total or Partial cessation of works, or retarding or interruption or cessation of any process or operation.

      2.3 Permanent or temporary dispossession resulting from confiscation, commandeering or requisition by any lawfully constituted authority or body, or unlawful occupation by any person.

      2.4   Business interruption, or any kind of consequential loss.

3.    DEDUCTIBLES

      The Insured shall bear 15% (fifteen per cent) of the adjusted loss subject to minimum of Rp. 10,000,000 -- (ten million Rupiah) for each claim payable under this Endorsement.

4.    MEMORANDUM

      For the purpose of this Endorsement Item 18 CHAPTER III - DEFINITIONS of this Policy is deleted and replaced with the following:

      18. Looting is the appropriation of property belonging to another by any person (excluding those employed by or under the control of the insured), with the intention of permanently depriving that other of it.

                  All other terms and conditions of the Policy remain unchanged.

(This wording is a translation of the original version in Bahass Indonesia; in the event of any dispute arising from the interpretation of any meaning herein, the Terms and Conditions shall be interpreted according to the original Bahass Indonesia version).

                                /s/ [ILLEGIBLE]

[LOGO] ASURANSI WAHANA TATA

                                                                        --------
                                                                        ORIGINAL
                                                                        --------

                       ----------------------------------

                                    BURGLARY
                                   INSURANCE
                          POLICY NR. 04-19-20000009/00

                       ----------------------------------

                                   ----------

                            PT. ASURANSI WAHANA TATA

                                  BATAM BRANCH

                                   ----------

                          [LOGO] ASURANSI WAHANA TATA                   Original
                          ---------------------------

                               BURGLARY INSURANCE

Policy Nr               : 04-19-20000009/00

Assured (s)             : PT. DYNACS DIGITAL STUDIOS

Address                 : Jalan Angsana Lot. 308, Batamindo Industrial Park
                          Muka Kuning - Batam

Period of Insurance     : 12 (twelve) months

Commencing              : 29th May 1999 until 29th May 2000
                          12:00 o'clock Noon local time at the
                          location of the Insured object.

Property Insured        : 1. Office Equipments       SGD.     7,000.00
                          2. Machineries             SGD.   643,000.00

Location of Risk        : Jalan Angsana Lot. 308, Batamindo Industrial Park
                          Muka Kuning-Batam

Total Sum Insured       : SGD 650,000.00

Premium Calculation:

SGD.650,000.00 x 1.00%  = SGD. 6,500.00
Administration Cost...  = SGD.     2.86
Stamp duty..............= SGD.     0.44
                          -------------
                          SGD. 6,503.30
                          -------------

                                          Batam, 31st May 1999

                                        Signature of the Insurer

                                        PT. ASURANSI WAHANA TATA


                                            /s/ [ILLEGIBLE]

                          [LOGO] ASURANSI WAHANA TATA                   Original
                          ---------------------------

              THE DESCRIPTION OF OFFICE EQUIPMENTS AND MACHINERIES
                       ATTACHING TO AND FORMING PARTS OF
                BURGLARY INSURANCE POLICY NO. 04-19-200000000/00

A.    OFFICE EQUIPMENTS                                        )

      -     Office Table                                       )

      -     Office Chair                                       )

      -     Filing Cabinet                                     )

      -     Cupboard                                           )

      -     Photo Copy Machine                                 )  B.S.     7,000

      -     Fax Machine                                        )

      -     Safe                                               )

      -     Sanyo Fridge                                       )

      -     HP Printer Laser Jet 1100                          )

      -     Decoration Painting                                )

B.    MACHINERIES

      -     Ranger Computer                         101 Nos    )

      -     DDR (Server)                              4 Nos    )

      -     19' Sony Color Monitor                  134 Nos    )

      -     20' High Resolution Monitor               3 Nos    )

      -     Key Board and Mouse                     156 Nos    )  S.S.   643,000

      -     Philip 20' Color TV                       1 Nos    )

      -     Philip VCR                                1 Nos    )

      -     Compressor                                         )

                                       Batam, 31 May 1999

                                        P.T. ASURANSI WAHANA TATA


                                            /s/ [ILLEGIBLE]

[LOGO] ASURANSI WAHANA TATA
---------------------------

                                    BURGLARY

WHEREAS, the Insured has made to the Insurer named in the schedule (hereinafter called the "Company") a Proposal and Declaration or furnished certain information which shall be the basis of this contract and which is deemed to be incorporated herein and has paid or agreed to pay the Premium stated in the aforesaid schedule as consideration for the Indemnity hereinafter contained.

NOW THIS POLICY (INLEGIBLE) that if at any time during the Period of Insurance stated in the schedule hereto or during any further period for which the Company may accept payment for the renewal or extension of this Policy.

A. The property or any part, thereof within the Premises shall be stolen or damaged by any person not being an employee of the Insured who:

      I.    Breaks and enters the premises while they are securely locked or,

      II. Breaks out of the premises, while they have been securely locked, after having committed a crime therein or,

      III. At the Premises commits theft accompanied by violence or threat of violence to any person on the premises where such violence or threat is used to extort the property stolen or to prevent or overcome resistance to its being stolen or

B. There shall arise any damage to the premises falling to be borne by the Insured due to the action of such persons as aforesaid or any attempt thereat.

Then the Company will subject to the Terms, Exceptions, Limits and Conditions contained herein or endorsed hereon, indemnify the Insured against

a) Such loss to the extent of market value at time of the loss (not including profit of any kind ) and/or

b)    The net cost of repairing such damage.

but not exceeding in respect of any one item specified in the schedule the Sum Insured thereon nor in the whole during any one period of Insurance such total Sum Insured.

PROVIDED ALSO that the Premises mentioned in the schedule shall not include any yard, garden, outbuilding, or other appurtenances unless specifically included in the schedule hereto.

EXCEPTIONS

The Company shall not be liable in respect of :

(a) Loss or damage due to any attempt thereat by or in collision with any members of the Insured's start or family or tenant or any person lawfully on the Premises.

(b)   Damage to glass or any decoration or lattering or alarm tapes thereon.

(c)   Loss or Damage occasioned by fire or explosion.

(d) Loss of damage to medals, coins, curiosities, sculptures, manuscripts, rate books, plans, patents, models, moulds, designs, deeds, bonds, bills of exchange, promissory notes, money, securities for money, stamps, documents of title or business books unless specifically included in the schedule.

(e) Loss or damage directly or indirectly caused by war, invasion, act of foreign enemy, hostilities (whether to be declared or not), civil war, rebellion, revolution, insurrection, riot, strikes, civil commotion, military or usurped power, or confiscation or destruction by order of any Government or Public Authority and in the event of any claim hereunder the Insured shall prove that the claim arose independently of and was in no way connected with or occasioned by or contributed to by or traceable to any of the aforesaid occurrences or any consequence thereof and in default of such proof the Company shall not be liable to make any payment in respect of such a claim.

(f) Loss or damage to any property whatsoever or any loss of expense whatsoever resulting from or arising therefrom or any consequential loss or any liability of whatsoever nature:

      (i) Directly or Indirectly caused by or contributed to by or arising from (ILLEGIBLE) radiations or contamination by radio activity from any nuclear fuel or from any nuclear waste from the combustion of nuclear fuel. For the purpose of the exception combustion shall include any self-sustaining process of nuclear fission.

      (ii) Directly or Indirectly caused by or contributed to by or arising from nuclear weapons material.

(g) Loss or damage arising whilst the premises are unoccupied for a period exceeding 30 consecutive days or are occupied otherwise than as stated in the schedule unless the written consent of the Company shall have previously been obtained and any additional premium required by the Company has been paid.


                                                                 /s/ [ILLEGIBLE]

[LOGO] ASURANSI WAHANA TATA
---------------------------

CONDITIONS

1. Immediately upon the happening of any event giving rise or likely to give rise to claim under this Policy, the insured shall:

      (a) Give notice to the Police and render all reasonable assistance in causing the discovery and punishment of any guilty person or persons and in trading and recovering the property.

      (b) Give notice thereof to the Company in writing and within 14 days thereafter deliver to the Company a claim in writing and apply all such detailed particulars, proofs and evidence in support of such a claim as may be reasonably required by the Company.

In no case shall the Company be liable for any loss not notified to the Company within 14 days after the event.

2. The Insured shall take all reasonable precautions for the safety of the property insured as regards selection and supervision of employees securing all doors and windows and other means of entrance or otherwise.

3. The Company may at any time at its own expense use all legal means in the name of the Insured for the recovery of the property lost or its value and the Insured shall give all reasonable assistance for that purpose the Company shall be entitled to any property for the loss of which a claim is paid hereunder and the Insured shall execute all such assignments of such property as may be reasonably required. The Insured shall not be entitled to abandon any property to the Company.

4. All notice required to be given by the Insured to the Company must be in writing addressed to the Company and no alteration in the terms of this Policy nor any endorsement thereon will be held valid unless the same is signed or initialed by an authorized representative of the Company.

5. If the Property Insured shall at the time of any event giving rise to a claim under this Policy be collectively of a greater value than the Sum Insured thereon, then the Insured shall be considered as being his own Insurer for the difference and shall bear a rateable proportion of the loss accordingly. Each item in the schedule hereto shall be separately subject to this condition.

6. This Policy may be cancelled by the Insured at any time by notice in writing delivered to the Company in which case the Company shall retain or be entitled to recover as the case may be, the customary short term premium or minimum premium for the time during which the Policy has been in force the Company may at any time by giving written notice to the Insured cancel this Policy. Notice of cancellation may be delivered personally or posted by registered letter to the Insured at his or its address last known to the Company and the cancellation of the Policy shall be effective as on the seven day after posting of personal delivery by the Company. After cancellation by the Company as aforesaid the Company will on application by the insured refund the amount of unearned premium on a pro-rata basis subject to any adjustment of premium as may be required by the terms or conditions of this Policy.

7. If the proposal or declaration of the Insured is untrue in any respect or if any material fact reflecting the risk be incorrectly stated therein or omitted therefrom or if this Insurance or any renewal thereof shall have been obtained through any mis-statement, misrepresentation or suppression or if any claim made shall be fraudulent or exaggerated or if any false declaration shall be made in support thereof then, in any of these cases, this Policy shall be void.

8. If at the time of the happening of any loss or damage covered by this Policy there shall be subsisting any other Insurance of any nature whatsoever covering the Property insured or any part thereof, whether effected by the Insured or not, then the Company shall not be liable to pay or contribute more than its rateable portion of any loss or damage. Each item of this Policy shall be separately subject to this condition.

9. Nothing contained herein shall give any rights against the Company to any person other than the Insured, and the Company will not be bound by any passing of the interest of the Insured otherwise than by death, unless and until the Company shall by endorsement hereon declare the Insured to be continued.

10. If any difference shall arise as to the amount to be paid under this policy (Liability being otherwise admitted) such difference shall be referred to an arbitrator to the appointed in accordance with the statutory provisions in that behalf for the time being in force. Where any difference is by this condition to be referred to arbitration the making of an award shall be a condition precedent to any right of action against the Company, unless any such action or suit be commenced within six months of the making of an award the Company shall not be liable to make any payment in excess of the amount of the award.

11. In no case whatever shall the Company be liable for any loss or damage after the expiration of twelve months from the happening of the loss or damage unless the claim is the subject of pending action or arbitration.

12. The due observance and fulfillment of the terms conditions and endorsement of this Policy insofar as they relate to anything to be done or complied with by the Insured and truth of the statements and answers in the said proposal shall be conditions precedent to any liability of the Company make any payment under this Policy.


                                /s/ [ILLEGIBLE]